UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10045

CALVERT IMPACT FUND, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2011


Item 1.  Report to Stockholders.

INFORMATION REGARDING CALVERT OPERATING COMPANY

NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each
operating company listed
below

Calvert Asset Management	Calvert Investment	Investment advisor to the
Company, Inc.	Management, Inc.	Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors,	Principal underwriter
	Inc.	and distributor for the
Calvert Funds

Calvert Administrative	Calvert Investment	Administrative services
Services Company	Administrative Services, Inc.	provider for the Calvert
Funds

Calvert Shareholder	Calvert Investment Services,	Shareholder servicing
Services, Inc.	Inc.	provider for the Calvert
Funds

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TABLE
OFCONTENTS

4 President’s Letter

7 SRI Update

10 Portfolio Management Discussion

15 Shareholder Expense Example

17 Report of Independent Registered Public Accounting Firm

18 Statement of Net Assets

23 Statement of Operations

24 Statements of Changes in Net Assets

26 Notes to Financial Statements

34 Financial Highlights

39 Explanation of Financial Tables

41 Proxy Voting and Availability of Quarterly Portfolio Holdings

42 Director and Officer Information Table

Dear Shareholders:

After a strong finish to 2010 and start of the new year, the U.S. economy lost its footing in the summer of 2011. Hope for a second-half rebound gave way to concerns we were heading into another recession as consumer insecurity, a weak job market, the looming sovereign debt crisis in Europe, and uncertainty about the direction of U.S. and European policy weighed on economic growth and turned markets into a roller coaster.

The final months of the reporting period were particularly difficult for equities amid significant market volatility in the financial markets. After U.S. government debt lost its Standard & Poor’s triple A rating for the first time in history, already anxious investors flocked to the relative safety of cash and Treasuries, despite very low short-term yields. In the end, third-quarter market turmoil more than erased stock market gains made through the first six months of 2011. In fact, the -13.87% third-quarter return for the Standard & Poor’s 500 Index was the biggest quarterly drop for that index since the financial meltdown in the fourth quarter of 2008.

The 2008-2009 Financial Crisis -- Where Are We Now?

There have been many media comparisons to the third quarter of 2008 recently, so I think it’s worth noting some key differences. Despite third-quarter events, equity markets are still generally ahead of where they were in the depths of the financial crisis, as the S&P 500 Index and Russell Mid-Cap Index returned an annualized 1.23% and 3.96% for the three-year period ended September 30, 2011. Also, unlike 2008, the stock market seems to be rebounding quickly, having regained much of the lost ground in the first two weeks of October.

While still high, the unemployment rate has decreased a full percentage point from its recession peak. And in a direct month-to-month comparison, the United States added 103,000 jobs in September 2011 (58,000 if you exclude the return of striking Verizon workers) versus losing 434,000 jobs in September 2008.1 In housing, builder confidence in the current market for new single-family homes as measured by the National Association of Home Builders/Wells Fargo Housing Market Index (HMI) rose four points to 18 for October 2011--a sign that pockets of recovery in housing may be starting to emerge across the country. The HMI index is also four points higher than it was in October 2008.

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Energy prices have fallen, too--after soaring to $150 a barrel, crude oil hovered around $80 a barrel at the end of September 2011. While prices at the pump did not decrease proportionately, they are lower, which is good for consumers’ wallets and oil-dependent industries. In fact, reports show retail sales have notched up in recent weeks--a sign that consumers are starting to spend a bit more freely now. And although household debt still exceeds consumers’ after-tax income, it fell 12% between its record high in September 2007 and June of this year.2 The bottom line is that economic recovery may continue to be more two-steps-forward-one-step-back rather than the straight line progress we’d all prefer, but the recovery is happening. In the meantime, the expertise of your Calvert fund managers will help guide your investments through the ups and downs that may lie ahead.

Board Diversity and Company Competitiveness

As always, we filed several shareholder resolutions this year asking companies to consider diverse candidates during their board selection. Most were successfully withdrawn after the companies agreed to add specific considerations of race, gender and ethnicity to their selection process. However, Urban Outfitters was one of two companies that opposed the resolution that we filed.

Unlike its five biggest apparel-industry competitors, Urban Outfitters doesn’t have any women or minorities on its board. This is particularly disconcerting since 53% of its North American net retail store sales in fiscal 2011 came from its Anthropologie and Free People stores for women. Of course, the Urban Outfitters flagship store heavily caters to women too. Smart companies understand the importance of having management that reflects their target audiences and Urban Outfitters is certainly missing the mark.

We pressed on and 22% of shareholders voted in favor of the resolution. The battle received a good deal of attention in the press, although it remains to be seen if the company will heed the call of its shareholders.

Your Financial Advisor Is Always Available

It’s easy to be a long-term investor when markets are strong. The challenge is to remain one when markets are going through a protracted period of uncertainty. While it may take longer than we’d like, markets have always recovered in the past and I am confident they will do so again. These cycles are simply the nature of the market.

In times like these, it’s best to stay the course, maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance. However, if you think your financial needs or risk tolerance have changed, your financial advisor is always available to discuss your concerns.

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We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. As always, we thank you for entrusting your investments to Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.

October 2011

1 Bureau of Labor Statistics

2 Center for American Progress, Economic Snapshot for September 2011

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As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.

Climate Change

As the impacts of climate change become increasingly apparent, the consequences on vulnerable, impoverished communities around the world cannot be ignored. Even with aggressive mitigation efforts, many will still experience dire effects from more severe weather-related disasters, increased food and water insecurity, increased scarcity of natural resources, and negative health effects. While many communities have begun to prepare, businesses can contribute to--and benefit from--preparation as well.

To that end, Calvert has joined with leading companies such as Entergy, Green Mountain Coffee Roasters, Levi Strauss, Limited Brands, Starbucks, and Swiss Re to launch the Partnership for Resilience and Environmental Preparedness (PREP) to promote business practices that help companies and communities gear up for the impact of climate change. It also advocates for public policies to mitigate climate variability, weather extremes, and other consequences of a changing climate.

Overall Shareholder Advocacy Efforts

Calvert filed 38 resolutions in the 2011 proxy season, 28 of which were successfully withdrawn after companies agreed to the terms of the resolution. The most popular topics were sustainability reporting, climate change risks, and climate principles.

Majority Vote in Director Elections

Shareholders’ role in electing a board of directors is a fundamental part of ensuring accountability. Unfortunately, many companies weaken this role by conducting elections under a plurality rather than a majority standard—which essentially means a director nominee can be elected with only his or her own affirmative vote.

Calvert filed four shareholder proposals calling for companies to adopt majority voting this year. Those at Plains Exploration and Production, Global Payments, and Agco were withdrawn after the companies agreed to the requested changes. Hansen Natural responded with minor improvements to their election process. But we felt they were insufficient, so we kept the resolution on the ballot and 48% of shareholders voted in favor of it.

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Update on Board Diversity

Persuading companies to make their boards more representative of their customers, employees, and other target audiences continues to be an important initiative. In August, Calvert Senior Sustainability Analyst Aditi Mohapatra published an article in Forbes magazine, “Are There Really Boards With No Women?” The article highlighted the fact that women still hold only 18% of corporate board posts at S&P 100 companies, despite a growing body of evidence proving the business case for diverse boards.

Also, five resolutions seeking a proactive commitment to include women and minorities as part of every board director search were filed this year. Three were successfully withdrawn before the annual meeting. The remaining two—at Urban Outfitters and American Financial Group—received strong support with 22% and 27% of shareholders votes.

First U.S. Automaker Added to Calvert Social Index

Another notable event was Ford Motor becoming the first U.S. automaker to qualify for Calvert Signature Funds and be added to the Calvert Social Index. Ford has emerged in recent years as the fuel efficiency leader among the big three U.S. auto manufacturers. A review of Ford’s key industry impacts, as well as our engagement with the company over the past four years, ensured that it met our environment, social, and governance (ESG) criteria for investment.

While we remain concerned about the overall impact of automobile companies on issues such as greenhouse emissions, we believe Ford and the foreign automakers Calvert invests in are taking meaningful steps to reduce the negative environmental impacts of their products. Of course, we will continue to seek improvement on key issues by working with senior management of all these companies.

Community Investments

Many of our Funds participate in Calvert’s High Social Impact Investing program, which is administered through the Calvert Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1 One such company receiving funding through the Foundation is Seedco Financial Services, which supports small businesses in under-served communities and those owned by women and minorities such as Telecom Transport Services in Birmingham, Alabama. Last year, owner Sue Watkins landed a large contract to transport costly telecommunication equipment that required the company to move to a new warehouse, lease new equipment, and hire additional staff. A $25,000 microloan from Seedco allowed her to make the necessary investments. Now the company enjoys continued growth and is creating jobs in her community.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that aim to provide market-rate returns while developing products or services that address important sustainability or environmental issues.

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One recent investment was PresenceLearning, a firm that provides live, online speech therapy to students via web-based video conference technology.2 A national shortage of speech therapists prevents many students with severe communication disorders from receiving therapy. Now, the company’s distributed network technology enables specialists to serve more students in a more cost-efficient manner.

Another investment was DBL Equity Fund–BAEF II, L.P.2 DBL is a women-led firm with a “Double Bottom Line” strategy to invest in companies that aim to deliver top-tier venture capital returns while working with these companies to create social, environmental, and economic improvement in the regions where they operate.

1 As of September 30, 2011, Calvert Social Investment Foundation (“Calvert Foundation” or “Foundation”) Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund 0.79%, Calvert International Equity Fund 1.48%, and Calvert Small Cap Fund 0.57%. The Calvert Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Investment-sponsored investment product.

2 As of September 30, 2011, PresenceLearning and DBL Equity Fund represented 0.01% and 0.02% of Calvert Equity Portfolio. All holdings are subject to change without notice.

As of September 30, 2011, the following companies represented the following percentages of net assets: Entergy 0% of all funds, Green Mountain Coffee Roasters 0.17% of Calvert Social Index Fund, Levi Strauss 0% of all funds, Limited 0.15% of Calvert Social Index Fund, Starbucks 0.41% of Calvert Social Index Fund, Swiss Re 0% of all funds, Plains Exploration 0.05% of Calvert Social Index Fund, Global Payments 0.05% of Calvert Social Index Fund, Agco 0.05% of Calvert Social Index Fund, Hansen Natural 0.09% of Calvert Social Index Fund, Urban Outfitters 0% of all funds and American Financial Group 0.04% of Calvert Social Index Fund, and Ford 0.53% of Calvert Social Index Fund. All holdings are subject to change without notice.

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Investment Performance

Calvert Small Cap Fund’s Class A Shares (at NAV) returned -2.56% for the 12-month period through September 30, 2011 versus -3.53% for the Russell 2000 Index. The Fund’s relative outperformance for the reporting period is largely attributable to stock selection.

Investment Climate

A strong performance by equity markets in the fourth quarter of 2010 and modest gains in the first half of 2011 were largely erased by stocks’ dismal performance in the third quarter of 2011. Despite healthy earnings from U.S. companies, macroeconomic troubles became the focus of attention and weighed on investor sentiment.

Over the past four quarters, the Standard & Poor’s 500 and Russell 1000 Indices returned 1.14% and 0.91%, respectively. International

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

** Calvert Small Cap Fund B shares commenced operations on November 29th, 2010, and therefore does not have 12 months of performance.

*** Prior to November 29, 2010, the Fund’s Index was the Russell 2000 Value Index.

CALVERT
SMALL CAP FUND
September 30, 2011
Investment Performance
(total return at NAV*)
	6 months	12 months
	ended	ended
	9/30/11	9/30/11
Class A	-21.34%	-2.56%
Class B**	-21.91%	-
Class C	-21.70%	-3.52%
Class I	-21.04%	-1.81%

Russell 2000 Index	-23.12%	-3.53%

Russell 2000 Value Index***	-23.56%	-5.99%

Lipper Small-Cap Core Funds Average	-22.31%	-2.88%

	% of Total
Economic Sectors	Investments
Consumer Discretionary		13.4%
Consumer Staples		0.5%
Energy		4.4%
Financials		21.9%
Health Care		13.2%
Industrials		17.1%
Information Technology		21.1%
Materials		4.7%
Telecommunication Services		1.5%
Time Deposit		0.4%
Utilities		1.8%
Total		100%

Ten Largest Stock Holdings	% of Net Assets
DSW, Inc.	4.8%
Comtech Telecommunications Corp.	3.6%
MicroStrategy, Inc.	3.4%
InterDigital, Inc.	2.8%
Global Industries Ltd.	2.5%
PDL BioPharma, Inc.	2.4%
American Greetings Corp.	2.3%
Northwest Bancshares, Inc.	2.2%
Par Pharmaceutical Co.’s, Inc.	2.2%
Invacare Corp.	2.1%
Total	28.3%

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stocks fared considerably worse with the MSCI EAFE IMI and MSCI Emerging Markets IMI Indices returning -8.51% and -16.46%, respectively. Small caps underperformed large caps, with the Russell 2000 Index returning -3.53%, and growth stocks significantly outperformed value stocks with the Russell 1000 Growth Index returning 3.78% compared to -1.89% for the Russell 1000 Value Index.

The period was also marked by U.S. investor rotation toward more defensive sectors. Within the Russell 1000 Index, the Utilities and Consumer Staples sectors led, while the more cyclical Financials and Materials lagged. Financials was by far the worst-performing sector, returning -15.28% for the reporting period. However, as we write this in mid-October, we believe the U.S. financial industry may have seen the worst of the sell-off. While still exposed to risks from the eurozone and new regulations, we believe U.S. financial companies may experience a bounce in the remaining months of 2011.

In general, U.S. companies, led by those in the Technology and Health Care sectors, continued to show financial strength and to rely on their healthy balance sheets and impressive cash reserves for mergers and acquisitions.

The eurozone crisis continued to unfold, weighed down by struggling peripheral economies. Although leaders attempted to assure investors that the proposed long-term solutions to the debt crisis were viable, the fear of contagion intensified. Germany and France braced for a Greek default by taking steps to insulate their financial institutions from large losses. While we don’t see a high probability of a Greek default driving the United States into recession, the possibility still seemed to drive market sentiment.

European bank stocks continued to be among those most adversely impacted by the eurozone debt crisis, driven by longer-term funding stress, as well as by U.S. money market funds’ further reductions in their exposure to these banks.

The Standard & Poor’s downgrade of U.S. government debt on August 5 was another blow to investor confidence, contributing to a global equity market sell-off and pushing U.S. Treasury yields down as risk aversion in the markets increased. The resulting equity market volatility was also fed by concerns about the political stalemate in Washington, the European sovereign debt issues, and a significant slowdown in U.S. economic growth—or, more ominously, the possibility of a double-dip recession in the United States.

After the completion of QE2 in June, the Federal Reserve (Fed) supplemented its accommodative policy with the well-timed September 21 announcement of “operation twist,” a plan to sell $400 billion in short-term Treasuries while purchasing the same amount of longer-term Treasuries. This could boost investment and refinancing in the U.S. by reducing long-term interest rates. The Fed also promised to keep interest rates low for the next two years. However, the announcement was accompanied by alarming statements about U.S. economic weakness, which further unsettled markets.

In fact, worries about anemic global economic growth intensified over the last 12 months, with U.S. gross domestic product (GDP) growth numbers revised down for the first half of the year to less than a 1% average annual growth rate, according to the Bureau of Economic Analysis.

Figures from the Bureau of Labor Statistics showed the unemployment rate remained at 9.1% in August. Jobs data is likely to be a lagging indicator of economic activity in this economic cycle and may not improve until other economic indicators are more firmly positive.

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Although the secular upward trend in commodity prices may persist in the long term, decreasing commodity prices are a positive for global economic growth in the near term. A continued price break should reduce risks of top-line inflation, lift the drag on economic growth, and provide additional stability to the Fed’s actions.

In China, the threat of inflation still looms and may make it difficult for that country and other emerging economies to implement more accommodative monetary policy in the near term. However, recent industrial production numbers in China were positive and although manufacturing data was slightly contractionary, it was not at hard landing levels.

One of the stronger headwinds to U.S. economic growth, the housing market, seems to be stabilizing, helped by historically low mortgage rates and home prices, and can provide a considerable boost to consumer confidence. The U.S. manufacturing sector continued to be strong, with the Chicago PMI and ISM Manufacturing PMI both better than expected in September.

CALVERT
SMALL CAP FUND
September 30, 2011
Average Annual Total Returns

CLASS A SHARES	(with max. load)
One year	-7.22%
Five year	-3.44%
Since inception (10/1/2004)	-0.54%

CLASS B SHARES	(with max. load)
Since inception (11/29/2010)	-15.40%

CLASS C SHARES	(with max. load)
One year	-4.49%
Five year	-3.40%
Since inception (4/1/2005)	-1.47%

CLASS I SHARES
One year	-1.81%
Five year	-1.72%
Since inception (4/29/2005)	1.28%

Portfolio Strategy

The Fund’s relative outperformance during this period is largely attributable to stock picks within the Consumer Discretionary, Information Technology, and Energy sectors. Two buyouts contributed to the relative return, as VF bought Timberland in Consumer Discretionary and Technip offered to buy Energy company Global Industries. Other big positives included shoe discounter DSW, which rose more than 68%, and Interdigital, a communications technology firm that gained more than 71%.1 What did not work was an overweight to the Financials sector--particularly an overweight to the commercial banks and insurance industries.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares and reflect the deduction of the maximum front-end sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

As of November 2010 the benchmark changed from the Russell 2000 Value Index to the Russell 2000 Index in conjunction with a change in the fund’s investment objective.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.74%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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Outlook

While we may see further volatility in the equity markets, those who step in to buy the dips in a time of uncertainty could have the potential for greater returns. Combined with generally positive U.S. economic data and attractive equity valuations--the 12-month forward price/earnings ratio for the S&P 500 Index was 10.61 after market close on September 30--as well as signs that China’s growth momentum has not stalled, we continue to believe the market can see a healthy recovery in the next few months. We remain cautiously optimistic on U.S. economic growth, albeit less so on European and global growth.

We also believe the U.S. earnings season that started on October is likely to provide positive earnings surprises and serve as a positive catalyst for the U.S. and possibly global equity markets, especially given current valuation levels, which may present some of the best buying opportunities in the equity markets.

October 2011

1 All individual security returns shown reflect total returns for period held in portfolio.

The following companies represented the following percentages of Fund net assets as of September 30, 2011: VF 0%, Timberland 0%, Global Industries 2.55%, Technip 0%, DSW 4.80%, and Interdigital 2.84%. Holdings are subject to change without notice.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 to September 30, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	4/1/11	9/30/11	4/1/11 - 9/30/11
CLASS A
Actual	$1,000.00	$786.60	$7.57
Hypothetical	$1,000.00	$1,016.60	$8.54
(5% return per
year before expenses)

CLASS B
Actual	$1,000.00	$780.90	$14.24
Hypothetical	$1,000.00	$1,009.07	$16.07
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$783.00	$12.02
Hypothetical	$1,000.00	$1,011.58	$13.56
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$789.60	$4.13
Hypothetical	$1,000.00	$1,020.46	$4.66
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.69%, 3.19%, 2.69%, and .92% for Class A, Class B, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of the Calvert Impact Fund, Inc. and Shareholders of Calvert Small Cap Fund:

We have audited the accompanying statement of net assets of the Calvert Small Cap Fund (formerly the Calvert Small Cap Value Fund) (the Fund), a series of the Calvert Impact Fund, Inc., as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Small Cap Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 28, 2011

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STATEMENT OF NET ASSETS
SEPTEMBER 30, 2011

EQUITY SECURITIES - 98.4%	SHARES	VALUE
Airlines - 0.3%
Allegiant Travel Co.*	2,635	$124,187
Skywest, Inc.	23,039	265,179
		389,366

Biotechnology - 4.7%
Acorda Therapeutics, Inc.*	14,512	289,660
Cubist Pharmaceuticals, Inc.*	61,617	2,176,312
PDL BioPharma, Inc.	480,820	2,668,551
		5,134,523

Capital Markets - 1.1%
Apollo Investment Corp	161,157	1,211,901

Chemicals - 0.5%
H.B. Fuller Co	29,817	543,266

Commercial Banks - 8.9%
CVB Financial Corp.	251,959	1,937,565
First Citizens BancShares, Inc.	830	119,138
First Financial Bankshares, Inc	4,968	129,963
FNB Corp.	46,603	399,388
Glacier Bancorp, Inc.	75,482	707,266
International Bancshares Corp.	79,914	1,050,869
Investors Bancorp, Inc.*	10,974	138,602
Park National Corp	11,789	623,402
Prosperity Bancshares, Inc	10,406	340,068
Trustmark Corp	22,342	405,507
Umpqua Holdings Corp.	124,215	1,091,850
United Bankshares, Inc.	11,110	223,200
Webster Financial Corp.	151,638	2,320,061
Westamerica Bancorporation	7,486	286,864
		9,773,743

Commercial Services & Supplies - 4.2%
Deluxe Corp.	2,548	47,393
Herman Miller, Inc	56,225	1,004,179
HNI Corp.	9,240	176,761
M&F Worldwide Corp.*	28,052	690,640
Mine Safety Appliances Co.	11,022	297,153
Unifirst Corp.	25,315	1,146,516
United Stationers, Inc.	48,418	1,319,391
		4,682,033

Communications Equipment - 7.9%
Comtech Telecommunications Corp.	141,568	3,976,645
EchoStar Corp.*	30,955	699,893
InterDigital, Inc.	66,667	3,105,349
Loral Space & Communications, Inc.*	18,214	912,521
		8,694,408

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Construction & Engineering - 1.1%
Insituform Technologies, Inc.*	55,011	$637,028
Tutor Perini Corp	49,289	566,330
		1,203,358

Consumer Finance - 2.1%
Credit Acceptance Corp.*	19,029	1,224,706
Nelnet, Inc	55,513	1,042,535
		2,267,241

Distributors - 0.3%
Pool Corp.	12,378	324,056

Diversified Consumer Services - 0.4%
Coinstar, Inc.*	10,577	423,080

Diversified Telecommunication Services - 1.5%
Atlantic Tele-Network, Inc.	14,529	477,714
Global Crossing Ltd.*	49,765	1,189,882
		1,667,596

Electric Utilities - 0.5%
Portland General Electric Co.	25,306	599,499

Electronic Equipment & Instruments - 1.6%
Anixter International, Inc	1,470	69,736
IPG Photonics Corp.*	26,758	1,162,367
Sanmina-SCI Corp.*	73,159	488,703
		1,720,806

Energy Equipment & Services - 4.3%
Exterran Holdings, Inc.*	12,022	116,854
Global Industries Ltd.*	351,647	2,785,043
Helix Energy Solutions Group, Inc.*	140,954	1,846,498
		4,748,395

Gas Utilities - 1.3%
Southwest Gas Corp.	38,633	1,397,356

Health Care Equipment & Supplies - 3.1%
Align Technology, Inc.*	40,145	608,999
Integra LifeSciences Holdings Corp.*	14,205	508,113
Invacare Corp.	101,819	2,345,910
		3,463,022

Health Care Providers & Services - 1.4%
Amedisys, Inc.*	60,928	902,953
HealthSpring, Inc.*	7,581	276,403
Universal American Corp	35,021	352,311
		1,531,667

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Health Care Technology - 1.8%
Allscripts Healthcare Solutions, Inc.*	110,353	$1,988,561

Hotels, Restaurants & Leisure - 2.6%
PF Chang’s China Bistro, Inc.	80,579	2,194,972
Texas Roadhouse, Inc.	53,457	706,702
		2,901,674

Household Durables - 2.4%
American Greetings Corp.	134,273	2,484,050
KB Home	23,988	140,570
		2,624,620

Insurance - 5.9%
Kemper Corp.	72,510	1,737,340
MBIA, Inc.*	123,813	900,121
Platinum Underwriters Holdings Ltd	68,632	2,110,434
Protective Life Corp	33,994	531,326
RLI Corp.	18,709	1,189,518
		6,468,739

Internet Software & Services - 1.5%
Earthlink, Inc	258,480	1,687,874

IT Services - 2.2%
Acxiom Corp.*	62,869	668,926
MAXIMUS, Inc	13,038	455,026
TeleTech Holdings, Inc.*	88,748	1,352,520
		2,476,472

Machinery - 7.1%
Barnes Group, Inc	98,488	1,895,893
Briggs & Stratton Corp	125,290	1,692,668
ESCO Technologies, Inc.	50,973	1,299,812
Robbins & Myers, Inc.	66,869	2,321,023
Watts Water Technologies, Inc	21,283	567,192
		7,776,588

Media - 1.6%
Scholastic Corp.	62,147	1,741,980

Metals & Mining - 4.2%
AMCOL International Corp	52,946	1,270,175
Schnitzer Steel Industries, Inc.	44,386	1,633,405
Worthington Industries, Inc.	121,921	1,703,236
		4,606,816

Oil, Gas & Consumable Fuels - 0.0%
Ship Finance International Ltd.	740	9,620

Personal Products - 0.4%
Revlon, Inc.*	39,990	492,677

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Pharmaceuticals - 2.1%
Par Pharmaceutical Co.’s, Inc.*	88,860	$2,365,453

Professional Services - 1.5%
Corporate Executive Board Co	53,866	1,605,207

Semiconductors & Semiconductor Equipment - 4.4%
Amkor Technology, Inc.*	125,629	547,742
Cabot Microelectronics Corp.*	65,208	2,242,503
Diodes, Inc.*	112,893	2,023,042
		4,813,287

Software - 3.4%
MicroStrategy, Inc.*	32,584	3,716,857

Specialty Retail - 6.0%
ANN, Inc.*	41,736	953,250
DSW, Inc.	113,481	5,240,553
OfficeMax, Inc.*	83,499	404,970
		6,598,773

Thrifts & Mortgage Finance - 3.3%
Astoria Financial Corp.	85,559	657,949
First Niagara Financial Group, Inc.	55,176	504,860
Northwest Bancshares, Inc.	205,062	2,442,288
		3,605,097

Trading Companies & Distributors - 2.8%
Aircastle Ltd	156,316	1,488,128
Applied Industrial Technologies, Inc.	57,391	1,558,740
		3,046,868

Total Equity Securities (Cost $113,270,500)		108,302,479

	PRINCIPAL
HIGH SOCIAL IMPACT INVESTMENTS - 0.6%	AMOUNT
Calvert Social Investment Foundation Notes, 0.94%, 7/1/13 (b)(i)(r)	$651,906	628,176

Total High Social Impact Investments (Cost $651,906)		628,176

TIME DEPOSIT - 0.4%
State Street Time Deposit, 0.113%, 10/3/11	444,541	444,541

Total Time Deposit (Cost $444,541)		444,541

TOTAL INVESTMENTS (Cost $114,366,947) - 99.4%		109,375,196
Other assets and liabilities, net - 0.6%		694,253
NET ASSETS - 100%		$110,069,449

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NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock with
250,000,000 of $0.01 par value shares authorized:
Class A: 5,370,181 shares outstanding		$94,835,703
Class B: 145,852 shares outstanding		2,071,525
Class C: 604,850 shares outstanding		10,212,606
Class I: 1,132,451 shares outstanding		22,828,039
Undistributed net investment income		109,847
Accumulated net realized gain (loss) on investments		(14,996,520)
Net unrealized appreciation (depreciation) on investments		(4,991,751)

NET ASSETS		$110,069,449

NET ASSET VALUE PER SHARE
Class A	(based on net assets of $81,373,574)	$15.15
Class B	(based on net assets of $2,182,849)	$14.97
Class C	(based on net assets of $8,618,199)	$14.25
Class I	(based on net assets of $17,894,827)	$15.80

	ACQUISITION
RESTRICTED SECURITIES	DATE	COST
Calvert Social Investment Foundation Notes, 0.94%, 7/1/13	7/1/10	$651,905

(b)	This security was valued by the Board of Directors. See Note A.
(i)	Restricted securities represent 0.6% of the net assets of the Fund.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
*	Non-income producing security.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year ended
September 30,
NET INVESTMENT INCOME	2011
Investment Income:
Interest income	$ 6,303
Dividend income	2,220,339
Total investment income	2,226,642

Expenses:
Investment advisory fee	860,121
Transfer agency fees and expenses	432,955
Administrative fees	275,469
Distribution Plan expenses:
Class A	225,504
Class B	25,965
Class C	93,357
Directors’ fees and expenses	12,669
Custodian fees	38,267
Registration fees	72,367
Reports to shareholders	81,030
Professional fees	30,852
Accounting fees	20,954
Miscellaneous	25,444
Total expenses	2,194,954
Reimbursement from Advisor:
Class A	(105,224)
Class B	(7,071)
Class C	(4,713)
Class I	(31,835)
Fees paid indirectly	(2,507)
Net expenses	2,043,604

NET INVESTMENT INCOME	183,038

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	5,610,932
Change in unrealized appreciation (depreciation)	(13,088,069)

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS	(7,477,137)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	($7,294,099)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	year ended	year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income (loss)	$183,038	($103,615)
Net realized gain (loss)	5,610,932	11,012,596
Change in unrealized appreciation (depreciation)	(13,088,069)	(5,868,045)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(7,294,099)	5,040,936

Distributions to shareholders from:
Net investment income:
Class A shares	(8,311)	—
Class I shares	(67,840)	—
Total distributions	(76,151)	—

Capital share transactions:
Shares sold:
Class A shares	14,205,528	11,633,159
Class B shares	66,860	—
Class C shares	1,355,158	1,001,891
Class I shares	2,907,541	1,018,278
Reinvestment of distributions:
Class A shares	7,647	—
Class I shares	67,836	—
Redemption fees:
Class A shares	960	744
Class C shares	4	108
Shares issued from merger (See Note F):
Class A shares	58,426,624	—
Class B shares	3,361,913	—
Class C shares	7,373,297	—
Class I shares	8,033,740	—
Shares redeemed:
Class A shares	(20,036,934)	(14,509,808)
Class B shares	(1,025,893)	—
Class C shares	(1,916,495)	(477,741)
Class I shares	(4,735,412)	(2,727,539)
Total capital share transactions	68,092,374	(4,060,908)

TOTAL INCREASE (DECREASE) IN NET ASSETS	60,722,124	980,028

NET ASSETS
Beginning of year	49,347,325	48,367,297
End of year (including undistributed net investment
income of $109,847 and $0, respectively)	$110,069,449	$49,347,325

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	year ended	year ended
	September 30,	September 30,
CAPITAL SHARE ACTIVITY	2011	2010
Shares sold:
Class A shares	789,150	774,579
Class B shares	3,623	69,680
Class C shares	79,889	65,553
Class I shares	168,030	—
Reinvestment of distributions:
Class A shares	426	—
Class I shares	3,649	—
Shares issued from merger (see Note F):
Class A shares	3,475,417	—
Class B shares	199,979	—
Class C shares	462,668	—
Class I shares	459,800	—
Shares redeemed:
Class A shares	(1,130,418)	(947,915)
Class B shares	(57,750)	—
Class C shares	(112,649)	(34,086)
Class I shares	(242,820)	(175,560)
Total capital share activity	4,098,994	(247,749)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Small Cap Fund (formerly known as Calvert Small Cap Value) (the “Fund”), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers Class A, Class B (effective November 29, 2010), Class C and Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class B shares are only offered through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each Class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2011, securities valued at $628,176 or 0.6% of net assets were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy. Short-term instruments of sufficient credit quality, with a maturity at issuance of 60 days or less, generally are valued at amortized cost, which approximates fair value; those for which quotations are not readily available are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2011:

	VALUATION INPUTS

INVESTMENTS IN SECURITIES	level 1	level 2	level 3		total
Equity securities*	$108,302,479	—	—		$108,302,479
Other debt obligations	—	$444,541	$628,176		1,072,717
TOTAL	$108,302,479	$444,541	$628,176	**	$109,375,196

*For further breakdown of equity securities by industry, please refer to the Statement of Net Assets.

**Level 3 securities represent 0.6% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon

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registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund’s Schedules of Investments.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the

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Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and ASU No. 2011-04 requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Funds who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .70% (.75% prior to November 29, 2010) of the average daily net assets. Under the terms of the agreement, $65,947 was payable at year end. In addition, $40,216 was payable at year end for operating expenses paid by the Advisor during September 2011.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013. For the purposes of these expense limits, operating expenses do not include interest expense, brokerage commissions, taxes, or extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent that any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The contractual expense caps are as follows:
	Class A	Class B	Class C	Class I
Small Cap	1.69%	3.19%	2.69%	0.92%

Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A, Class B and Class C shares and .10% for Class I shares based on the average daily net assets. Under the terms of the agreement, $21,325 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”) (formerly known as Calvert Distributors,

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Inc.),an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by the Fund, allow the Fund to pay CID for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00%, and 1.00% annually of average daily net assets of Class A, Class B, and Class C shares, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00%, and 1.00% of average daily net assets of Class A, Class B, and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $26,820 was payable at year end.

CID received $21,751 as its portion of the commissions charged on sales of Class A shares for the year ended September 30, 2011.

Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $88,910 for the year ended September 30, 2011. Under the terms of the agreement, $8,036 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Director’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

Purchases	$ 10,570,854
Sales	19,230,396

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-16	($11,416,230)
30-Sep-17	(3,426,646)

Capital losses may be utilized to offset future capital gains until expiration, however, the Fund’s use of net capital loss carryforwards acquired from Calvert New Vision Small Cap Fund may be limited under certain tax provisions. Under the Regulated Investment Company

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Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss car-ryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended September 30, 2011 and september 30, 2010 was as follows:

Distributions paid from:	2011	2010
Ordinary income	$76,151	—
Total	$76,151	—

As of September 30, 2011, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$10,942,886
Unrealized (depreciation)	(16,089,812)
Net unrealized appreciation/(depreciation)	($5,146,926)

Undistributed ordinary income	$111,378
Capital loss carryforward	($14,842,876)

Federal income tax cost of investments	$114,522,122

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales and passive foreign investment companies.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification are due to prior year net operating losses, real estate investment trusts, and passive foreign investment companies.

Undistributed net investment income	$ 21,322
Accumulated net realized gain (loss)	(9,896)
Paid in capital	(11,426)

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NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2011.

For the year ended September 30, 2011, borrowings by the Fund under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$32,630	1.41%	$1,187,879	August 2011

NOTE E - SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2011, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

NOTE F - OTHER

On July 29, 2010, the Board of Trustees approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the Calvert New Vision Small Cap Fund (“New Vision”) for shares of the acquiring portfolio, Calvert Small Cap Fund (“Small Cap”) and the assumption of the liabilities of New Vision. Shareholders approved the Plan at a meeting on November 15, 2010 and the reorganization took place on November 29, 2010.

The acquisition was accomplished by a tax-free exchange of the following shares:

MERGED PORTFOLIO	SHARES	ACQUIRING PORTFOLIO	SHARES	VALUE
New Vision, Class A	4,096,898	Small Cap, Class A	3,475,417	$58,426,624
New Vision, Class B	274,420	Small Cap, Class B	199,979	$3,361,913
New Vision, Class C	588,581	Small Cap, Class C	462,668	$7,373,297
New Vision, Class I	517,571	Small Cap, Class I	459,800	$8,033,740

www.calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT 32

For financial reporting purposes, assets received and shares issued by Small Cap were recorded at fair value; however, the cost basis of the investments received from New Vision were carried forward to align ongoing reporting of Small Cap’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		UNREALIZED
MERGED		APPRECIATION	ACQUIRING
PORTFOLIO	NET ASSETS	(DEPRECIATION)	PORTFOLIO	VALUE
New Vision	$77,195,574	$8,015,457	Small Cap	$52,655,968

Assuming the acquisition had been completed on October 1, 2010, Small Cap’s results of operations for the year ended September 30, 2011 would have been as follows:

Net investment income	$98,821	(a)
Net realized and change in unrealized gain (loss) on investments	($456,243)	(b)
Net increase (decrease) in assets from operations	($357,422)

Because Small Cap and New Vision sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of New Vision that have been included in Small Cap’s Statement of Operations since November 29, 2010.

(a)	$183,038, as reported, plus ($84,217) from New Vision pre-merger.
(b)	($7,477,137), as reported, plus $7,020,894 from New Vision pre-merger.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended September 30, 2011, in order to meet certain requirements of the Internal Revenue Code, the Fund designates 100% of the ordinary dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code. In addition, it designates 100% of ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal revenue Code.

Additional information will be provided to shareholders in January 2012 for use in preparing 2011 income tax returns.

www.	calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT 33

FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30,
CLASS A SHARES	2011 (z)	2010	2009
Net asset value, beginning	$15.55	$14.14	$15.61
Income from investment operations:
Net investment income (loss)	.02	(.06)	(.02)
Net realized and unrealized gain (loss)	(.42)	1.47	(1.45)
Total from investment operations	(.40)	1.41	(1.47)
Total increase (decrease) in net asset value	(.40)	1.41	(1.47)
Net asset value, ending	$15.15	$15.55	$14.14

Total return*	(2.56%)	9.97%	(9.42%)
Ratios to average net assets:A
Net investment income (loss)	.13%	(.35%)	(.18%)
Total expenses	1.81%	1.94%	2.09%
Expenses before offsets	1.69%	1.69%	1.70%
Net expenses	1.69%	1.69%	1.69%
Portfolio turnover	9%	174%	61%
Net assets, ending (in thousands)	$81,374	$34,763	$34,051

		Years ended
		September 30,	September 30,
CLASS A SHARES		2008	2007
Net asset value, beginning		$18.95	$17.19
Income from investment operations:
Net investment income (loss)		(.04)	.01
Net realized and unrealized gain (loss)		(3.30)	1.75
Total from investment operations		(3.34)	1.76
Total increase (decrease) in net asset value		(3.34)	1.76
Net asset value, ending		$15.61	$18.95

Total return*		(17.63%)	10.24%
Ratios to average net assets:A
Net investment income (loss)		(.21%)	.03%
Total expenses		1.88%	1.84%
Expenses before offsets		1.70%	1.72%
Net expenses		1.69%	1.69%
Portfolio turnover		62%	46%
Net assets, ending (in thousands)		$31,035	$42,407

See notes to financial highlights.

www.calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT 34

FINANCIAL HIGHLIGHTS

	Period ended
	September 30,
CLASS B SHARES	2011	(z)#
Net asset value, beginning	$16.81
Income from investment operations:
Net investment income (loss)	(0.21)
Net realized and unrealized gain (loss)	(1.63)
Total from investment operations	(1.84)
Total increase (decrease) in net asset value	(1.84)
Net asset value, ending	$14.97

Total return*	(10.95%)
Ratios to average net assets:A
Net investment income (loss)	(1.38	%) (a)
Total expenses	3.46	% (a)
Expenses before offsets	3.19	% (a)
Net expenses	3.19	% (a)
Portfolio turnover**	9%
Net assets, ending (in thousands)	$2,183

See notes to financial highlights.

www.	calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT 35

FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30,
CLASS C SHARES	2011 (z)	2010	2009
Net asset value, beginning	$14.77	$13.55	$15.08
Income from investment operations:
Net investment income (loss)	(.15)	(.15)	(.12)
Net realized and unrealized gain (loss)	(.37)	1.37	(1.41)
Total investment operations	(.52)	1.22	(1.53)
Total increase (decrease) in net asset value	(.52)	1.22	(1.53)
Net asset value, ending	$14.25	$14.77	$13.55

Total return*	(3.52%)	9.00%	(10.15%)
Ratios to average net assets:A
Net investment income (loss)	(.87%)	(1.28%)	(1.17%)
Total expenses	2.74%	3.17%	3.64%
Expenses before offsets	2.69%	2.69%	2.70%
Net expenses	2.69%	2.69%	2.69%
Portfolio turnover	9%	174%	61%
Net assets, ending (in thousands)	$8,618	$2,583	$1,889

		Years ended
		September 30,	September 30,
CLASS C SHARES		2008	2007
Net asset value, beginning		$18.50	$16.94
Income from investment operations:
Net investment income (loss)		(.20)	(.13)
Net realized and unrealized gain (loss)		(3.22)	1.69
Total from investment operations		(3.42)	1.56
Total increase (decrease) in net asset value		(3.42)	1.56
Net asset value, ending		$15.08	$18.50

Total return*		(18.49%)	9.21%
Ratios to average net assets:A
Net investment income (loss)		(1.21%)	(.96%)
Total expenses		3.22%	3.29%
Expenses before offsets		2.70%	2.72%
Net expenses		2.69%	2.69%
Portfolio turnover		62%	46%
Net assets, ending (in thousands)		$1,735	$2,095

See notes to financial highlights.

www.calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT 36

FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30,
CLASS I SHARES	2011 (z)	2010	2009
Net asset value, beginning	$16.14	$14.56	$15.94
Income from investment operations:
Net investment income	.17	.08	.08
Net realized and unrealized gain (loss)	(.45)	1.50	(1.46)
Total from investment operations	(.28)	1.58	(1.38)
Distributions from:
Net investment income	(.06)	—	—
Total distributions	(.06)	—	—
Total increase (decrease) in net asset value	(.34)	1.58	(1.38)
Net asset value, ending	$15.80	$16.14	$14.56

Total return*	(1.81%)	10.85%	(8.66%)
Ratios to average net assets:A
Net investment income	.90%	.44%	.60%
Total expenses	1.08%	1.16%	1.16%
Expenses before offsets	.92%	.92%	.93%
Net expenses	.92%	.92%	.92%
Portfolio turnover	9%	174%	61%
Net assets, ending (in thousands)	$17,895	$12,001	$12,428

		Years ended
		September 30,	September 30,
CLASS I SHARES		2008	2007
Net asset value, beginning		$19.31	$17.38
Income from investment operations:
Net investment income		.08	.11
Net realized and unrealized gain (loss)		(3.35)	1.82
Total from investment operations		(3.27)	1.93
Distributions from:
Net investment income		(.10)	—
Net realized gain		—	—
Total distributions		(.10)	—
Total increase (decrease) in net asset value		(3.37)	1.93
Net asset value, ending		$15.94	$19.31

Total return*		(17.01%)	11.10%
Ratios to average net assets:A
Net investment income		.58%	.80%
Total expenses		1.11%	1.14%
Expenses before offsets		.93%	.95%
Net expenses		.92%	.92%
Portfolio turnover		62%	46%
Net assets, ending (in thousands)		$14,450	$13,145

See notes to financial highlights.

www.	calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT 37

A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
**	Portfolio turnover is not annualized for periods less than one year.
#	From November 29, 2010 inception.
(a)	Annualized.
(z)	Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

www.calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT 38

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses

www.calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT (UNAUDITED) 39

incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio –how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

www.calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT (UNAUDITED) 40

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT (UNAUDITED) 41

DIRECTOR AND OFFICER INFORMATION TABLE

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 62	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First People’s Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People’s Worldwide is the only American Indian alternative development institute in the country.	15	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 63	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	25	None
JOHN G. GUFFEY, JR. AGE: 63	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	25	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 48	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	15	• Bridgeway Funds (14)
JOY V. JONES AGE: 61	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney.	15	• Director, Conduit Street Restaurants Limited
TERRENCE J. MOLLNER, Ed.D. AGE: 66	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider in Amherst, MA.	15	• Calvert Social Investment Foundation • Ben & Jerry's Homemade, Inc. • ArtNOW, Inc. • Yourolivebranch.org
SYDNEY AMARA MORRIS AGE: 62	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	15	None

INTERESTED TRUSTEES/DIRECTORS

BARBARA J. KRUMSIEK AGE: 59

Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact		President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
D. Wayne Silby, Esq.

AGE: 63

Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact		Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	25	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Studio School Fund • Syntao.com China • The Ice Organization • Impact Assets
OFFICERS

KAREN BECKER

Age: 58	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 52	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS DAILEY AGE: 47	Vice President	2004	Vice President of Calvert Investment Management, Inc.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004	Electronic Filing Manager and Executive Assistant to General Counsel, Calvert Investments, Inc.
GREGORY B. HABEEB AGE: 61	Vice President (CSIF and CSIS )	2004	Senior Vice President of Calvert Investment Management, Inc.
HUI PING HO, CPA AGE: 46	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 54	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL, Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 55	Vice President	2004	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer – Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 43	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. WolfsheimeRCPA AGE: 59	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS, JR., CPA AGE: 50	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent com- pany of the Fund’s advisor.

Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

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To Open an Account

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(24 hours, 7 days a week)
800-368-2745

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Shareholders: 800-368-2745
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Branch Office

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Registered, Certified or Overnight Mail

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Web Site

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Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
SMALL CAP	FAMILY OF FUNDS	Enhanced Equity Portfolio
FUND		Equity Portfolio
	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Calvert Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

INFORMATION REGARDING CALVERT OPERATING COMPANY

NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each
operating company listed
below

Calvert Asset Management	Calvert Investment	Investment advisor to the
Company, Inc.	Management, Inc.	Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors,	Principal underwriter
	Inc.	and distributor for the
Calvert Funds

Calvert Administrative	Calvert Investment	Administrative services
Services Company	Administrative Services, Inc.	provider for the Calvert
Funds

Calvert Shareholder	Calvert Investment Services,	Shareholder servicing
Services, Inc.	Inc.	provider for the Calvert
Funds

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TABLE
OFCONTENTS

1	President’s Letter
4	SRI Update
6	Portfolio Management Discussion
16	Shareholder Expense Example
19	Report of Independent Registered Public Accounting Firm
20	Statements of Net Assets
26	Statements of Operations
27	Statements of Changes in Net Assets
30	Notes to Financial Statements
38	Financial Highlights
46	Explanation of Financial Tables
48	Proxy Voting and Availability of Quarterly Portfolio Holdings
50	Director and Officer Information Table

Dear Shareholder:

After a strong finish to 2010 and start of the new year, the U.S. economy lost its footing in the summer of 2011. Hope for a second-half rebound gave way to concerns we were heading into another recession as consumer insecurity, a weak job market, the looming sovereign debt crisis in Europe, and uncertainty about the direction of U.S. and European policy weighed on economic growth and turned markets into a roller coaster.

The final months of the reporting period were particularly difficult for equities amid significant market volatility in the financial markets. After U.S. government debt lost its Standard & Poor’s triple A rating for the first time in history, already anxious investors flocked to the relative safety of cash and Treasuries, despite very low short-term yields. In the end, third-quarter market turmoil more than erased stock market gains made through the first six months of 2011. In fact, the -13.87% third-quarter return for the Standard & Poor’s 500 Index was the biggest quarterly drop for that index since the financial meltdown in the fourth quarter of 2008.

The 2008-2009 Financial Crisis -- Where Are We Now?

There have been many media comparisons to the third quarter of 2008 recently, so I think it’s worth noting some key differences. Despite third-quarter events, equity markets are still generally ahead of where they were in the depths of the financial crisis, as the S&P 500 Index and Russell Mid-Cap Index returned an annualized 1.23% and 3.96% for the three-year period ended September 30, 2011. Also, unlike 2008, the stock market seems to be rebounding quickly, having regained much of the lost ground in the first two weeks of October.

While still high, the unemployment rate has decreased a full percentage point from its recession peak. And in a direct month-to-month comparison, the United States added 103,000 jobs in September 2011 (58,000 if you exclude the return of striking Verizon workers) versus losing 434,000 jobs in September 2008.1 In housing, builder confidence in the current market for new single-family homes as measured by the National Association of Home Builders/Wells Fargo Housing Market Index (HMI) rose four points to 18 for October 2011—a sign that pockets of recovery in housing may be starting to emerge across the country. The HMI index is also four points higher than it was in October 2008.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 1

Energy prices have fallen, too--after soaring to $150 a barrel, crude oil hovered around $80 a barrel at the end of September 2011. While prices at the pump did not decrease proportionately, they are lower, which is good for consumers’ wallets and oil-dependent industries. In fact, reports show retail sales have notched up in recent weeks—a sign that consumers are starting to spend a bit more freely now. And although household debt still exceeds consumers’ after-tax income, it fell 12% between its record high in September 2007 and June of this year.2 The bottom line is that economic recovery may continue to be more two-steps-forward-one-step-back rather than the straight line progress we’d all prefer, but the recovery is happening. In the meantime, the expertise of your Calvert fund managers will help guide your investments through the ups and downs that may lie ahead.

Board Diversity and Company Competitiveness

As always, we filed several shareholder resolutions this year asking companies to consider diverse candidates during their board selection. Most were successfully withdrawn after the companies agreed to add specific considerations of race, gender and ethnicity to their selection process. However, Urban Outfitters was one of two companies that opposed the resolution that we filed.

Unlike its five biggest apparel-industry competitors, Urban Outfitters doesn’t have any women or minorities on its board. This is particularly disconcerting since 53% of its North American net retail store sales in fiscal 2011 came from its Anthropologie and Free People stores for women. Of course, the Urban Outfitters flagship store heavily caters to women too. Smart companies understand the importance of having management that reflects their target audiences and Urban Outfitters is certainly missing the mark.

We pressed on and 22% of shareholders voted in favor of the resolution. The battle received a good deal of attention in the press, although it remains to be seen if the company will heed the call of its shareholders.

Your Financial Advisor Is Always Available

It’s easy to be a long-term investor when markets are strong. The challenge is to remain one when markets are going through a protracted period of uncertainty. While it may take longer than we’d like, markets have always recovered in the past and I am confident they will do so again. These cycles are simply the nature of the market.

In times like these, it’s best to stay the course, maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance. However, if you think your financial needs or risk tolerance have changed, your financial advisor is always available to discuss your concerns.

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We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. As always, we thank you for entrusting your investments to Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.

October 2011

1 Bureau of Labor Statistics

2 Center for American Progress, Economic Snapshot for September 2011

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As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.

Northeast and Mid-Atlantic Clean Fuel Standard

As part of Calvert’s broader work in support of sustainable, safe, and renewable energy sources, we have given testimony in Maryland and Massachusetts and used various means of public outreach to advocate for a Clean Fuel Standard in the 11 Northeast and Mid-Atlantic states.

This standard would require transportation fuel providers to gradually reduce their products’ greenhouse gas emissions by mixing low carbon fuels into their supply or buying credits from electric utilities supplying low carbon electricity to electric vehicles. In addition to the environmental benefits, an economic analysis by the independent Northeast States for Coordinated Air Use Management shows a Clean Fuel Standard would spark competition and innovation that would lower the cost of transportation fuels and spur job growth in the region.

Calvert believes this clean-fuel standard demonstrates what good policy does best—providing broad signals that give companies the confidence to invest, innovate, and grow the supply of cleaner, homegrown energy sources. Instead of favoring particular technologies or tools, it sets a bar and allows companies to determine how to reach it. We will continue to work toward its adoption and to support similar measures that may arise throughout the country.

Calvert Commits to Sustainable Energy for All

The United Nations 2011 Private Sector Forum brought together approximately 300 chief executives including Calvert’s CEO, Barbara Krumsiek, heads of state, and other high level officials to explore opportunities for businesses to address the most pressing global challenges. This year’s Forum focused on advancing the Secretary General’s Sustainable Energy for All initiative, which seeks to engage governments, the private sector, and civil society to achieve universal access to modern energy services, improve energy efficiency by 40%, and produce 30% of the world’s energy from renewable resources by 2030.

As a result, Calvert committed itself to advancing more sustainable energy options through our investment approach. This includes:

• Evolving our research process to integrate the financial impacts of energy into our investment approach—including resource access, energy security, and resource resiliency, as well as social and governance factors

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• Integrating these sustainable energy factors across asset classes, including both fixed income and venture capital investments

• Challenging corporations and policymakers to catalyze renewable energy, energy effi-ciency, and other sustainable and adaptive solutions—specifically engaging five of the largest global energy companies to encourage adoption of more sustainable practices

• Demonstrating the financial and investment risks and opportunities related to climate change and renewable energy and using this to engage policymakers and regulators about strategies to reduce greenhouse gas emissions and cleaner energy options

• Working with our peers in the financial sector through initiatives such as UNEP FI and

UN PRI to realize our sector’s unique capacity to address the pressing energy challenges facing the world today

Efforts to Forestall Threats to Alaskan Watershed

On April 12, 2011, Calvert and Trillium Asset Management Company sent a letter on behalf of 30 investor organizations with more than $170 billion in assets under management asking the Environmental Protection Agency (EPA) to initiate a review under the Clean Water Act. The review would evaluate the potential impact of waste from Pebble Mine--a proposed copper, gold, and molybdenum mine to be situated at the headwaters of Alaska’s Bristol Bay Fishery Reserve and watershed, which produces roughly half of the world’s commercial supply of wild sockeye salmon.

The combined impact and risks associated with a mine in this region would be unprecedented. As planned, the project would involve the largest open-pit mine in North America, leading to enormous toxic waste ponds and leaving a significant infrastructure footprint on a critically important habitat.

Calvert and Trillium also discussed the issue with EPA officials who are currently studying the issue and issued a joint press release that generated more than 40 media stories. We will continue to raise the issue with EPA officials and policymakers as the environmental review process moves forward.

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PORTFOLIO MANAGEMENT DISCUSSION

Jens Peers of Kleinwort Benson Investors-Dublin

Performance

Calvert Global Alternative Energy Fund Class A shares (at NAV) returned -33.33% for the 12-month period through September 30, 2011 compared with a return of -39.66% for the Ardour Global Alternative Energy Index.

While the Fund fared better than the benchmark due to sub-sector allocation and stock selection, a surge in investors’ risk aversion weighed heavily on the alternative energy sector in the third quarter of 2011. However, we believe improving investor sentiment, the re-emergence of strong secular drivers, falling costs for wind and solar projects, and rising prices for gas and oil will create a better environment in the year ahead.

Investment Climate

Global equities overall, as measured by the MSCI World Index, declined 3.84% in U.S. dollar terms during the reporting period. Returns were in the double digits until the summer of 2011, when market and economic events unwound the gains. The first-ever ratings downgrade for U.S. government debt, escalating uncertainty over the European debt crisis, weak economic data sparking renewed recession concerns, and political

CALVERT GLOBAL
ALTERNATIVE
ENERGY FUND
September 30, 2011

Investment Performance
(total return at NAV*)
	6 months	12 months
	ended	ended
	9/30/11	9/30/11
Class A	-39.18%	-33.33%
Class C	-39.45%	-33.92%
Class I	-38.97%	-32.97%
Class Y**	-39.07%	-33.21%

Ardour Global Alternative
Energy Index
(Composite)	-44.53%	-39.66%

Lipper Global Natural
Resources Funds Average	-30.19%	-11.69%

	% of Total
Economic Sectors	Investments
Consumer Discretionary		2.7%
Consumer Staples		3.5%
Energy		2.6%
Industrials		35.3%
Information Technology		18.8%
Materials		7.2%
Utilities		29.9%
Total		100%

Ten Largest Stock Holdings	% of Net Assets
Prysmian SpA	4.7%
First Solar, Inc.	4.6%
Hansen Transmissions International NV	4.4%
MEMC Electronic Materials, Inc.	4.0%
EDP Renovaveis SA	3.7%
La séchilienne-Sidec SA	3.6%
Cosan Ltd.	3.5%
Verbund AG	3.5%
Itron, Inc.	3.2%
Ceramic Fuel Cells Ltd.	3.1%
Total	38.3%

*	Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.
**	See note regarding Class Y Shares on page 10.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 6

turmoil around the world all contributed to an enormous spike in volatility and a sharp sell-off in equities during the latter part of the period.

Aside from a short-term sentiment boost after the Japanese nuclear crisis in March 2011, the reporting period was challenging for renewable energy companies. Yet, the third quarter of 2011 was by far the worst. As market volatility soared, investors ignored companies with attractive long-term fundamentals in younger industries as they zealously avoided short-term risks of any stripe. In addition, governments became less concerned about climate change as financial turmoil threatened the sustainability of their political futures.

Portfolio Strategy

The relative outperformance came from an overweight to Utilities, an underweight to Solar, and stock selection in the Wind sub-sector. In fact, we made fairly significant changes to the Fund’s sub-sector weightings during the period, reducing both Solar and Wind by about 10% each while increasing allocations to Utilities, Biomass, and Other Energy.

The Fund actually had a one-year return of 8.32% as of June 30, 2011, ahead of the benchmark’s return of 2.10%. Therefore, the steep decline for the reporting period is entirely the result of a spike in risk aversion posed by third quarter market and economic events.

Wind

The reduction in Wind holdings has been the most notable strategic change. From a high of about 40% of Fund assets two years ago, it was below 20% at the end of September 2011 and will decline more in the coming weeks as the private take-over of Hansen Transmissions concludes. Our Wind outlook has grown increasingly cautious as low natural gas prices and increased shale gas usage hampers demand for merchant wind farms, particularly in the United States. A lack of U.S. regulatory reform has reinforced our caution as well.

Consolidation was an important theme for Wind stocks this past year--particularly Hansen Transmissions, which received a cash offer for nearly double the previous day’s closing price. Suzlon’s announced acquisition of Repower drove the stock up sharply before we sold it. And parent utility company Iberdrola took over Iberdrola Renovable.

Cheaper, more efficient turbines boosted performance of wind farm operators EDP Renovaveis and Acciona. Not investing in the fiercely competitive Chinese Wind turbine market helped too, as the benchmark suffered from several exposures.

We continue to hold Vestas because we believe it’s the turbine manufacturer best-positioned to navigate a difficult market. Its attractive valuation makes it a potential takeover target, too. However, we sold the overvalued Gamesa, our other core holding in this space.

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Solar

Our reduced Solar allocation was largely due to stock activity. Profit margin struggles for module, cell, and wafer manufacturers hurt Solar’s relative performance and further decreased the allocation. Renesola boasts the lowest wafer processing costs in the industry. But the steep decline in wafer prices has outstripped the reduction in input costs, so we sold it. We also exited SMA Solar because we saw better value elsewhere.

We expect Solar to remain the strongest growing renewable energy sub-sector in 2011 and believe it is undervalued at current levels. While we previously expected module prices to decline by 15% to 25% this year, we now believe module prices will decline by between 40-50%. Longer term, these declines should reduce the Solar PV levelized cost of electricity (LCOE), making it more competitive with traditional non-renewable energy sources.

Other Sub-Sectors

Gradually increasing the Fund’s Utility holdings added some defensive exposure in the deteriorating global economic environment. The increased allocation to Biomass was entirely driven by our purchase of Novozymes, a pioneer of enzyme technology advancements we believe is well-positioned to capture a significant share of its market as second-generation biofuel demand ramps up aggressively in 2013.

Outlook

Headlines in the months ahead will likely be filled with the “usual” depressing news about the eurozone debt crisis and subdued global economic growth. However, investment managers should look beyond the headlines to identify the risks and opportunities for investors. Generally speaking, companies are in excellent shape and equities’ attractive valuations are clearly the biggest opportunity right now.

We expect stock market volatility to persist for the next few months, although we believe investors should see positive returns over the next year, with alternative energy investors benefiting as well. Improved investor sentiment in 2012 and a realignment of markets to the strong secular drivers underpinning the sector will help too. Policy support--so critical to the renewable energy sector—will continue to keenly influence sentiment and share prices in the coming months. Despite uncertainty about cuts to European solar subsidies, we remain confident that western governments are committed to supporting the adoption of renewable energy.

Improvements in technology, lower raw material costs, and economies of scale have driven input costs for Wind and Solar projects down markedly since 2008. We now envision a scenario where solar energy is competitive with retail electricity prices without the aid of subsidies. Furthermore, we believe oil and gas prices will rise over the long term, making the economics of renewable energy even more appealing in the years to come.

October 2011

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and I shares and reflect the deduction of the maximum front-end sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 2.24%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 9

CALVERT GLOBAL ALTERNATIVE ENERGY FUND
September 30, 2011
average annual total returnS

Class A Shares	(with max. load)
One year	-36.50%
Since inception (5/31/2007)	-21.61%

Class C Shares	(with max. load)
One year	-34.58%
Since inception (7/31/2007)	-22.95%

Class I Shares
One year	-32.97%
Since inception (5/31/2007)	-20.36%

Class Y Shares*
One year	-33.21%
Since inception (5/31/2007)	-20.69%

*Calvert Global Alternative Energy Fund first offered Class Y shares on July 29, 2011.
Performance prior to that date reflects the performance of Class A shares at net asset value (NAV).
Actual Class Y share performance would have been different.

The following companies represented the following percentages of Fund net assets as of September 30, 2011: Hansen Transmissions 4.43%, Suzlon 0%, Repower 0%, Iberdrola Renovable 0%, Utility Iberdrola 0%, EDP Renovaveis 3.76%, Acciona 1.59%, Vestas 2.91%, Gamesa 0%, Renesola 0%. SMA Solar 0%, and Novozymes 1.92%.
Holdings are subject to change without notice.

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	CALVERT GLOBAL WATER FUND
	September 30, 2011
	Investment Performance
	(total return at NAV*)
		6 months	12 months
		ended	ended
		9/30/11	9/30/11
	Class A	-16.53%	-4.38%
	Class C	-16.92%	-5.33%
	Class Y	-16.44%	-4.22%
Performance Calvert Global Water Fund Class A shares (at NAV) returned -4.38% for the 12-month period ended September 30, 2011 compared with -6.55% for the S-Network Global Water Index. The Fund fared slightly better than the benchmark due to sub-sector alloca- tion and stock selection.	S-Network Global Water Index	-18.20%	-6.55%
	Lipper Global Natural Resources Funds Average
		-30.19%	-11.69%

	Economic Sectors	% of Total Investments
	Consumer Discretionary		0.5%
	Financials		0.6%
	Industrials		40.1%
Investment Climate	Information Technology		8.4%
	Materials		10.1%

Global equities overall, as measured by the
MSCI World Index, declined 3.84% in U.S.
dollar terms during the year. Year-to-date
returns were in the double digits until the
summer of 2011, when market and economic
events unwound the gains. The first-ever ratings downgrade for U.S. government debt, escalating uncertainty over the European debt crisis, weak economic data sparking renewed reces-
sion concerns, and political turmoil around the
world all contributed to an enormous spike in
volatility and a sharp sell-off in equities during
the latter part of the reporting period.

Publicly traded Water sector companies had
similar experiences during the period, with
the S-Network Global Water Index falling a
little more than the Fund in value. Concerns
about government austerity programs and the
slowing global economy impacted infrastruc-
ture companies the most, while European

	Time Deposit		1.9%
	Utilities		38.4%
	Total		100%

	Ten Largest	% of Net
	Stock Holdings		Assets
	Severn Trent plc		5.8%
	United Utilities Group plc		5.7%
	Pentair, Inc.		5.6%
	Kurita Water Industries Ltd.		5.5%
	American Water Works Co., Inc.		4.5%
	Ecolab, Inc.		4.0%
	Suez Environment SA		3.9%
	Itron, Inc.		3.6%
	Flowserve Corp.		3.4%
	Veolia Environment SA		3.4%
	Total		45.4%

	* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 11 utilities suffered due to ongoing sovereign debt issues in the region. Concerns about near- to mid-term corporate revenues have also heightened, fueling the negative sentiment. On the bright side, the Water sector has benefited from strong balance sheets and the influx of cash for M&A activity.

Within the Water sector, the Infrastructure sub-sector was by far the worst performer as deteriorating global consumer confidence and a lack of cohesive government policies in the United States and Europe sparked a sharp decline for stocks associated with residential and commercial construction or government spending in the final months of the period.

Portfolio Strategy

Declining markets during the final months of the period unravelled what had been a positive environment for the Fund. However, the Fund’s sub-sector allocation and stock selection added value relative to the benchmark.

Toward the end of 2010, we responded to the improving global economic outlook by increasing the Fund’s holdings in the Technology and Infrastructure sub-sectors while underweighting Utilities, which benefited the Fund. However, we began increasing our holdings of regulated Utilities and decreasing our weighting to Infrastructure after investor sentiment began to change in the second quarter of 2011. We started concentrating on valuation and earnings visibility, rotating out of richly valued stocks while introducing new names and new end markets at attractive valuations. We also added to our holdings of higher-quality companies, increased exposure to the M&A theme, and focused more on earnings believability as well. These characteristics positively impacted stock selection, which provided most of the outperformance against the benchmark.

In fact, M&A activity for three Fund holdings--Northumbrian Water, Arch Chemicals, and Nalco Chemical--drove strong price gains. In August, we added the company that acquired Nalco, Ecolab, and it delivered a strong contribution as well.

Besides Arch and Nalco, Technology holdings Agilent, Elster, and Kurita Water helped performance as well. Agilent is a high-quality name that benefited from earnings recovery across its main end markets. We also believe the test and measurement space has growth potential, especially following acquisitions of Millipore and Dionex (both held in the Fund at the time of acquistion). Elster, a key player in metering, gained as its order book grew throughout the year. The company has a large exposure to Europe, where metering mandates must be met by a 2020 deadline. Kurita’s revenues derive from consumables, giving it a resilient business model in an uncertain market. It also has a strong net cash balance sheet, generates good cash flow, and appears to be reasonably valued.

Finally, regulated utilities proved their defensiveness and relative “safe-haven” status. American Water Works and Severn Trent were among the top performers. An earnings upgrade from American Water Works boosted returns while an environment of high inflation in the United Kingdom enhanced earnings visibility for Severn Trent.

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Outlook

Headlines in the months ahead will likely be filled with the “usual” depressing news about the eurozone debt crisis and subdued global economic growth. However, as an investment manager, we need to look beyond the headlines and identify the risks and the opportunities for investors. Right now, the attractive valuation of equity markets is clearly the biggest opportunity. Generally speaking, most companies are in excellent shape and the cited risks seem to be priced into equities.

We also believe European policymakers will come up with a meaningful solution to the eurozone debt crisis, most likely in the next three to six months. In the United States, we believe the economy will avoid a double dip, and recent economic data reinforces this view. We also note that bank lending is rising again and there is evidence the U.S. banking system is functioning pretty well.

We expect equity market volatility to persist for the next few months, although we believe investors should see positive returns over the next 12 months, with benefits to water investors as well. Improved investor sentiment in 2012 and a realignment of markets to the strong secular drivers underpinning the sector will help.

Looking forward, we see several key themes that should benefit the Water sector.

As the economy recovers, we expect to see an increase in infrastructure spending as the backlog of delayed projects move forward, along with new projects. The Chinese Five Year Plan announced in early 2011 increased the emphasis on expanding water infrastructure investment and improving water quality. This should offer big opportunities for companies with exposure to the Chinese market. Regulation continues to evolve favorably, with rising water prices and more stringent water-quality standards.

CALVERT GLOBAL WATER FUND
September 30, 2011
Average Annual Total Returns

Class A Shares	(with max. load)
One year	-8.94%
Since inception (9/30/2008)	-1.66%

Class C Shares	(with max. load)
One year	-6.27%
Since inception (9/30/2008)	-1.02%

Class Y Shares
One year	-4.22%
Since inception (9/30/2008)	0.08%

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A, C and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 2.64%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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Many stocks in our investable universe have fallen substantially in recent months, creating attractive valuations and favorable risk-reward dynamics. Over the next 12 months, regardless of what the global economy and markets do, we expect to take advantage of some stock-specific risk-reward opportunities to transition the Fund from our currently conservative portfolio to one focused on maximum reasonable (i.e., risk and liquidity adjusted) participation on the upside.

October 2011

The following companies represent the following percentages of Fund net assets at September 30, 2011: Northumbrian Water 3.38%, Arch Chemicals 2.80%, Nalco 0%, Ecolabs 3.99%, Agilent 0.50%, Elster 2.72% Kurita Water 5.54%, Millipore 0% Dionex 0%, American Water Works 4.48%, and Severn Trent 5.78%. Holdings are subject to change without notice.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 to September 30, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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GLOBAL ALTERNATIVE ENERGY
	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	4/1/11	9/30/11	4/1/11 - 9/30/11
CLASS A
Actual	$1,000.00	$608.20	$7.46
Hypothetical	$1,000.00	$1,015.79	$9.35
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$605.50	$11.47
Hypothetical	$1,000.00	$1,010.78	$14.37
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$610.30	$5.65
Hypothetical	$1,000.00	$1,018.05	$7.08
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$713.00	$6.87
Hypothetical	$1,000.00	$1,017.05	$8.09
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.85%, 2.85%, 1.40% and 1.60% for Class A, Class C, Class I and Class Y respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
GLOBAL WATER	4/1/11	9/30/11	4/1/11 - 9/30/11
CLASS A
Actual	$1,000.00	$834.70	$8.51
Hypothetical	$1,000.00	$1,015.79	$9.35
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$830.80	$13.08
Hypothetical	$1,000.00	$1,010.78	$14.37
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$835.60	$7.36
Hypothetical	$1,000.00	$1,017.05	$8.09
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.85%, 2.85% and 1.60% for Class A, Class C and Class Y respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of The Calvert Impact Fund, Inc. and Shareholders of Calvert Global Alternative Energy Fund and Calvert Global Water Fund:

We have audited the accompanying statements of net assets of the Calvert Global Alternative Energy Fund and Calvert Global Water Fund (the Funds), each a series of The Calvert Impact Fund, Inc., as of September 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Global Alternative Energy Fund and Calvert Global Water Fund as of September 30, 2011, and the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 28, 2011

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 19

GLOBAL ALTERNATIVE ENERGY FUND
STATEMENT OF NET ASSETS
SEPTEMBER 30, 2011

EQUITY SECURITIES - 99.4%	SHARES	VALUE
Australia - 3.6%
Ceramic Fuel Cells Ltd.*	24,985,601	$3,101,057
Infigen Energy	2,466,481	542,554
		3,643,611

Austria - 3.5%
Verbund AG	119,692	3,473,348

Belgium - 4.8%
4Energy Invest NV*	194,838	378,321
Hansen Transmissions International NV*	4,326,092	4,395,247
		4,773,568

Brazil - 3.5%
Cosan Ltd.	373,500	3,537,045

Canada - 0.5%
Ballard Power Systems, Inc.*	377,838	457,184

Chile - 1.1%
Enersis SA (ADR)	65,296	1,104,155

China - 6.6%
China Hydroelectric Corp. (ADR):
Common Stock*	98,800	205,504
Warrants (strike price $15.00/share, expires 1/25/14)*	98,800	11,856
China Longyuan Power Group Corp.	2,289,000	1,874,794
China Suntien Green Energy Corp Ltd.	8,080,000	1,511,881
JinkoSolar Holding Co. Ltd. (ADR)*	151,221	734,934
Trina Solar Ltd. (ADR)*	374,400	2,276,352
		6,615,321

Denmark - 4.8%
Novozymes A/S, Series B	13,317	1,901,802
Vestas Wind Systems A/S*	177,646	2,891,770
		4,793,572

France - 5.1%
La séchilienne-Sidec SA	212,175	3,589,030
Saft Groupe SA	54,636	1,477,287
		5,066,317

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Germany - 3.4%
Elster Group SE (ADR)*	62,836	$939,398
Manz AG*	14,243	477,079
Phoenix Solar AG	26,171	286,956
Solar Millennium AG*	36,797	145,493
Wacker Chemie AG	17,896	1,595,667
		3,444,593

Hong Kong - 3.5%
China Everbright International Ltd	7,593,000	1,735,608
China High Speed Transmission Equipment Group Co. Ltd.	2,017,000	910,393
GCL-Poly Energy Holdings Ltd.	3,174,000	825,623
		3,471,624

Italy - 8.0%
Enel Green Power SpA	1,157,690	2,646,787
Landi Renzo SpA	296,532	589,913
Prysmian SpA	360,527	4,746,979
		7,983,679

South Korea - 1.4%
OCI Co. Ltd	3,925	668,717
Taewoong Co. Ltd.*	34,094	779,711
		1,448,428

Spain - 8.1%
Acciona SA	18,629	1,578,610
EDP Renovaveis SA*	680,940	3,730,428
Iberdrola SA	418,651	2,844,095
		8,153,133

Sweden - 0.1%
Opcon AB*	161,184	138,253

Taiwan - 0.8%
Taiwan Surface Mounting Technology Co. Ltd	421,500	849,724

United Arab Emirates - 1.1%
Lamprell plc	264,317	1,058,409

United Kingdom - 7.3%
ITM Power plc*	802,810	418,881
Johnson Matthey plc	74,787	1,833,991
Scottish & Southern Energy plc	112,856	2,261,190
SIG plc*	1,938,011	2,793,521
		7,307,583

United States - 32.2%
Advanced Energy Industries, Inc.*	302,096	2,604,068
American Superconductor Corp.*	107,722	423,347
Calgon Carbon Corp.*	79,646	1,160,442
Covanta Holding Corp.	156,523	2,377,584
Cree, Inc.*	96,467	2,506,213
First Solar, Inc.*	73,457	4,643,217

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EQUITY SECURITIES - CONT’D		SHARES	VALUE
United States - Cont’d
FuelCell Energy, Inc.*		372,617	$312,961
Itron, Inc.*		107,047	3,157,886
Johnson Controls, Inc		64,137	1,691,293
MEMC Electronic Materials, Inc.*		766,804	4,018,053
NextEra Energy, Inc.		51,335	2,773,117
Ormat Technologies, Inc.		160,791	2,585,519
SatCon Technology Corp.*		1,195,135	1,135,378
Tetra Tech, Inc.*		153,993	2,885,829
			32,274,907

Total Equity Securities (Cost $166,131,687)			99,594,454

TOTAL INVESTMENTS (Cost $166,131,687) - 99.4%			99,594,454
Other assets and liabilities, net - 0.6%			551,809
NET ASSETS - 100%			$100,146,263

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 14,028,647 shares outstanding			$244,660,348
Class C: 3,467,066 shares outstanding			55,546,761
Class I: 879,359 shares outstanding			10,863,845
Class Y: 1,562 shares outstanding			9,738
Undistributed net investment income			1,741,417
Accumulated net realized gain (loss) on investments
and foreign currency transactions			(146,126,931)
Net unrealized appreciation (depreciation) on investments, foreign currencies
and assets and liabilities denominated in foreign currencies			(66,548,915)

NET ASSETS			$100,146,263

NET ASSET VALUE PER SHARE
Class A	(based on net assets of $76,921,365)		$5.48
Class C	(based on net assets of $18,300,340)		$5.28
Class I	(based on net assets of $4,915,977)		$5.59
Class Y	(based on net assets of $8,581)		$5.49

* Non-income producing security.

Abbreviations:
ADR: American Depository Receipts

See notes to financial statements.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 22

GLOBAL WATER FUND
STATEMENT OF NET ASSETS
SEPTEMBER 30, 2011

EQUITY SECURITIES - 95.6%	SHARES	VALUE
Canada - 4.0%
GWR Global Water Resources Corp.*	48,397	$256,192
Pure Technologies Ltd.*	210,021	640,777
Stantec, Inc.*	45,913	1,031,827
		1,928,796

Cayman Islands - 0.3%
Consolidated Water Co., Inc.	14,924	117,601

China - 2.0%
China Liansu Group Holdings Ltd.	744,000	295,547
Sound Global Ltd.	1,102,000	351,638
Tri-Tech Holding, Inc.*	71,324	290,289
		937,474

Finland - 1.3%
Kemira OYJ	42,924	471,129
Uponor OYJ	20,453	168,758
		639,887

France - 7.2%
Suez Environnement SA	132,319	1,851,306
Veolia Environnement SA	109,794	1,609,652
		3,460,958

Germany - 3.2%
Elster Group SE (ADR)*	87,094	1,302,055
Joyou AG*	16,937	221,459
		1,523,514

Hong Kong - 1.2%
China Everbright International Ltd	2,458,000	561,850

Japan - 6.2%
Kurita Water Industries Ltd.	94,800	2,654,747
Organo Corp.	39,000	301,412
		2,956,159

Netherlands - 1.0%
Arcadis NV	27,059	496,486

Philippines - 2.9%
Manila Water Co., Inc	3,228,000	1,397,677

Switzerland - 1.5%
Geberit AG*	3,969	730,771

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 23

EQUITY SECURITIES - CONT’D	SHARES	VALUE
United Kingdom - 17.3%
Northumbrian Water Group plc	217,457	$1,572,891
Pennon Group plc	92,499	972,044
Severn Trent plc	115,686	2,773,509
United Utilities Group plc	283,857	2,754,350
Wolseley plc	9,910	247,150
		8,319,944

United States - 47.5%
AECOM Technology Corp.*	78,987	1,395,700
Agilent Technologies, Inc.*	7,607	237,719
American States Water Co.	17,492	593,504
American Water Works Co., Inc	71,252	2,150,385
Arch Chemicals, Inc	28,572	1,340,598
Calgon Carbon Corp.*	70,501	1,027,200
California Water Service Group	71,360	1,263,786
Danaher Corp.	22,174	929,978
Ecolab, Inc.	39,177	1,915,364
Energy Recovery, Inc.*	191,364	576,006
Flowserve Corp.	22,178	1,641,172
IDEX Corp.	30,275	943,369
Insituform Technologies, Inc.*	77,818	901,132
Itron, Inc.*	58,983	1,739,999
Layne Christensen Co.*	9,745	225,109
Mueller Water Products, Inc	215,096	533,438
Northwest Pipe Co.*	28,282	573,842
Pall Corp.	22,156	939,414
Pentair, Inc.	84,147	2,693,545
Pico Holdings, Inc.*	13,267	272,106
Tetra Tech, Inc.*	49,425	926,224
		22,819,590

Total Equity Securities (Cost $52,828,959)		45,890,707

	PRINCIPAL
TIME DEPOSIT - 1.9%	AMOUNT
State Street Time Deposit, 0.113%, 10/3/11	$907,600	907,600

Total Time Deposit (Cost $907,600)		907,600

TOTAL INVESTMENTS (Cost $53,736,559) - 97.5%		46,798,307
Other assets and liabilities, net - 2.5%		1,208,338
NET ASSETS - 100%		$48,006,645

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 24

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 2,766,445 shares outstanding	$41,945,816
Class C: 398,405 shares outstanding	6,000,352
Class Y: 205,415 shares outstanding	3,415,191
Undistributed net investment income	122,155
Accumulated net realized gain (loss) on investments and foreign
currency transactions	3,471,992
Net unrealized appreciation (depreciation) on investments,
foreign currencies and assets and liabilities denominated in
foreign currencies	(6,948,861)

NET ASSETS	$48,006,645

NET ASSET VALUE PER SHARE
Class A (based on net assets of $39,535,424)	$14.29
Class C (based on net assets of $5,536,894)	$13.90
Class Y (based on net assets of $2,934,327)	$14.28

* Non-income producing security.

Abbreviations:
ADR: American Depository Receipts

See notes to financial statements.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 25

GLOBAL WATER FUND
STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2011

NET INVESTMENT INCOME	GLOBAL ALTERNATIVE ENERGY FUND	GLOBAL WATER FUND
Investment Income:
Dividend income (net of foreign taxes withheld of
$178,841 and $74,969, respectively)	$5,274,866	$1,158,255
Interest income	8,889	1,418
Total investment income	5,283,755	1,159,673

Expenses:
Investment advisory fee	1,624,806	503,623
Transfer agency fees and expenses	695,973	168,068
Administrative fees	566,270	182,772
Distribution Plan expenses:
Class A	319,977	114,218
Class C	292,852	51,535
Directors’ fees and expenses	15,213	5,793
Custodian fees	177,467	117,465
Registration fees	41,824	37,940
Reports to shareholders	193,808	38,826
Professional fees	33,174	22,627
Accounting fees	27,249	8,695
Miscellaneous	19,605	11,953
Total expenses	4,008,218	1,263,515
Reimbursement from Advisor:
Class A	(570,049)	(214,620)
Class C	(72,032)	(20,889)
Class I	(11,340)	—
Class Y	(4,468)	(13,287)
Fees paid indirectly	(378)	(551)
Net expenses	3,349,951	1,014,168

NET INVESTMENT INCOME	1,933,804	145,505

REALIZED AND UNREALIZED
GAIN (LOSS)
Net realized gain (loss) on:
Investments	(11,515,669)	3,645,017
Foreign currency transactions	(135,372)	(23,350)
	(11,651,041)	3,621,667

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	(43,259,998)	(7,785,508)
Assets and liabilities denominated in foreign currencies	(11,374)	(1,939)
	(43,271,372)	(7,787,447)

NET REALIZED AND UNREALIZED
GAIN (LOSS)	(54,922,413)	(4,165,780)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	($52,988,609)	($4,020,275)

See notes to financial statements.

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GLOBAL ALTERNATIVE ENERGY FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income (loss)	$1,933,804	($1,806,541)
Net realized gain (loss)	(11,651,041)	(21,292,815)
Change in unrealized appreciation (depreciation)	(43,271,372)	(32,741,634)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(52,988,609)	(55,840,990)

Capital share transactions:
Shares sold:
Class A shares	23,615,499	45,073,154
Class C shares	4,664,095	9,625,607
Class I shares	6,218,198	2,623,785
Class Y shares	9,738	—
Redemption fees:
Class A shares	5,635	4,281
Class C shares	62	469
Class I shares	95	—
Shares redeemed:
Class A shares	(51,401,154)	(54,169,172)
Class C shares	(9,836,451)	(8,873,467)
Class I shares	(7,702,903)	(1,840,683)
Total capital share transactions	(34,427,186)	(7,556,026)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(87,415,795)	(63,397,016))

NET ASSETS
Beginning of year	187,562,058	250,959,074
End of year (including undistributed net investment
income and net investment loss of $1,741,417
and $57,015, respectively	$100,146,263	$187,562,058

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	2,903,388	4,957,519
Class C shares	593,449	1,072,286
Class I shares	817,417	300,545
Class Y shares	1,562
Shares redeemed:
Class A shares	(6,551,512)	(6,235,324)
Class C shares	(1,278,625)	(1,033,770)
Class I shares	(1,023,677)	(224,454)
Total capital share activity	(4,537,998)	(1,163,198)

See notes to financial statements.

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GLOBAL WATER FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income	$145,505	$20,704
Net realized gain (loss)	3,621,667	1,268,548
Change in unrealized appreciation (depreciation)	(7,787,447)	(617,594)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,020,275)	671,658

Distributions to shareholders from:
Net investment income:
Class A shares	(51,487)	(25,875)
Class C shares	—	(610)
Class Y shares	(2,558)	(67)
Net realized gain:
Class A shares	(1,126,448)	(179,623)
Class C shares	(108,831)	(18,612)
Class Y shares	(10,817)	(866)
Total distributions	(1,300,141)	(225,653)

Capital share transactions:
Shares sold:
Class A shares	26,218,840	30,370,891
Class C shares	3,779,990	2,404,528
Class Y shares	3,435,712	330,262
Reinvestment of distributions:
Class A shares	896,604	176,507
Class C shares	97,347	17,222
Class Y shares	11,772	548
Redemption fees:
Class A shares	3,183	666
Class C shares	—	48
Shares redeemed:
Class A shares	(18,826,884)	(4,886,831)
Class C shares	(861,287)	(209,787)
Class Y shares	(376,599)	(13,134)
Total capital share transactions	14,378,678	28,190,920

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,058,262	28,636,925

NET ASSETS
Beginning of year	38,948,383	10,311,458
End of year (including undistributed net investment
income of $122,155 and $54,045, respectively)	$48,006,645	$38,948,383

See notes to financial statements.

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GLOBAL WATER FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
CAPITAL SHARE ACTIVITY	2011	2010
Shares sold:
Class A shares	1,578,440	1,992,211
Class C shares	234,579	162,837
Class Y shares	205,360	21,109
Reinvestment of distributions:
Class A shares	56,339	11,698
Class C shares	6,260	1,155
Class Y shares	733	36
Shares redeemed:
Class A shares	(1,166,411)	(336,571)
Class C shares	(54,200)	(14,491)
Class Y shares	(23,030)	(872)
Total capital share activity	838,070	1,837,112

See notes to financial statements.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 29

NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Global Alternative Energy Fund and The Calvert Global Water Fund (the “Funds,” each a “Fund”), each a series of Calvert Impact Fund, Inc., are registered under the Investment Company Act of 1940 as non-diversified, open-end management investment companies. The operation of each series is accounted for separately. The Global Alternative Energy Fund began operations on May 31, 2007. The Global Water Fund began operations on September 30, 2008. Global Alternative Energy offers four classes of shares of capital stock and Global Water offers three classes of shares of common stock. Global Alternative Energy offers Class A, C, I, and Y shares and Global Water offers Class A, C and Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares in Global Alternative Energy began operations on July 31, 2007. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class Y shares in Global Alternative Energy began operations on July 29, 2011. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class I and Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2011, no securities were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securi-

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 30 ties, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Short-term instruments of sufficient credit quality, with a maturity at issuance of 60 days or less, generally are valued at amortized cost, which approximates fair value; those for which quotations are not readily available are categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2011:

GLOBAL ALTERNATIVE ENERGY	VALUATION INPUTS
Investments In Securities	level 1	level 2	level 3	total
Equity securities*	$41,541,336	$58,053,118	-	$99,594,454
TOTAL	$41,541,336	$58,053,118	-	$99,594,454

GLOBAL WATER	VALUATION INPUTS
Investments In Securities	level 1	level 2	level 3	total
Equity securities*	$26,458,331	$19,432,376	-	$45,890,707
Other debt obligations	-	907,600	-	907,600
TOTAL	$26,458,331	$20,339,976	-	$46,798,307

*For further breakdown of equity securities by country, please refer to the Statements of Net Assets.

At September 30, 2011, a significant transfer out of Level 1 and into Level 2 occurred. On September 30, 2011, price movements exceeded specified parameters and the third party fair value pricing service quantitatively fair valued the affected securities.

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Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs

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are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and ASU No. 2011-04 requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .95% (1.00% prior to February 1, 2011) of each Fund’s average daily net assets. Under the terms of the agreement, $88,352 and $38,542, was payable at year end for Global Alternative Energy and Global Water, respectively. In addition, $20,130 and $16,984, was payable at year end for operating expenses paid by the Advisor during September 2011 for Global Alternative Energy and Global Water, respectively.

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The Advisor has contractually agreed to limit net annual fund operating expenses for Class A, C and I through January 31, 2012 and for Class Y through January 31, 2013. The contractual expense cap is 1.85% for Class A and 2.85% for Class C of each Fund, 1.40% for Class I (Global Alternative Energy) and 1.60% for Class Y of each Fund. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A, Class C, and Class Y of each Fund and .15% for Class I shares (Global Alternative Energy), based on their average daily net assets. Under the terms of the agreement $31,815 and $14,200, was payable at year end for Global Alternative Energy and Global Water, respectively.

Calvert Investment Distributors, Inc. (“CID”) (formerly known as Calvert Distributors, Inc.), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay CID for expenses and services associated with distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and Class C, respectively. The amount actually paid by each Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund’s average daily net assets of Class A and Class C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement $35,142 and $13,028, was payable at year end for Global Alternative Energy and Global Water, respectively.

CID received $69,707 and $79,978 as its portion of commissions charged on sales of Global Alternative Energy and Global Water’s Class A, shares respectively, for the year ended September 30, 2011.

Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $197,713 and $40,852 for the year ended September 30, 2011 for Global Alternative Energy and Global Water, respectively. Under the terms of the agreement $14,605 and $3,714, was payable at year end for Global Alternative and Global Water, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Director’s fees are allocated to each of the funds served.

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NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	GLOBAL
	ALTERNATIVE ENERGY	GLOBAL WATER
Purchases	$107,900,574	$75,163,331
Sales	140,792,301	62,306,992

CAPITAL LOSS CARRYFORWARDS
	GLOBAL
EXPIRATION DATE	ALTERNATIVE ENERGY
30-Sep-17	($21,115,915)
30-Sep-18	(56,693,584)
30-Sep-19	(43,799,530)

Capital losses may be utilized to offset future capital gains until expiration. Under the Regulated Investment Company Modernization Act of 2010, the Funds will soon be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Global Alternative Energy intends to elect to defer net capital losses of $16,806,319 incurred from November 1, 2010 through September 30, 2011 and treat them as arising in the fiscal year ending September 30, 2012.

The tax character of distributions paid during the years ended September 30, 2011 and September 30, 2010 was as follow:

Global Water
Distributions paid from:	2011	2010

Ordinary income	$520,632	$222,283
Long term capital gain	779,509	3,370
Total	$1,300,141	$225,653

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As of September 30, 2011, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

	Global
	Alternative Energy	Global Water

Unrealized appreciation	$1,064,439	$942,046
Unrealized (depreciation)	(75,313,255)	(9,364,898)
Net unrealized appreciation/(depreciation)	($74,248,816)	($8,422,852)

Undistributed ordinary income	$1,741,417	$2,418,002
Undistributed long term capital gain	-	$2,660,745
Capital loss carryforward	($121,609,029)	-

Federal income tax cost of investments	$173,843,270	$55,221,159

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. For both Funds, these differences are due to wash sales. For Global Alternative Energy, the book differences are also due to post October capital losses.

Reclassifications, as shown in the table below, have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The permanent differences causing such reclassification for both funds are due to foreign currency transactions.

	GLOBAL ALTERNATIVE ENERGY	GLOBAL WATER

Undistributed net investment income	($135,372)	($23,350)
Accumulated net realized gain (loss)	135,372	23,350

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Global Water Fund had no loans outstanding pursuant to this line of credit at September 30, 2011. The Global Alternative Energy

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Fund had an outstanding loan balance of $317,000 at an interest rate of 1.40% at September 30, 2011. For the year ended September 30, 2011, borrowings by the Global Alternative Energy Fund and Global Water Fund under the Agreement were as follows:

		WEIGHTED		MONTH OF
	AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
	DAILY	INTEREST	AMOUNT	AMOUNT
	BALANCE	RATE	BORROWED	BORROWED
Global Alternative
Energy	$338,680	1.44%	$3,658,842	July 2011

Global Water	$40,382	1.43%	$2,464,041	August 2011

NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2011, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended September 30, 2011, in order to meet certain requirements of the Internal Revenue Code, Global Water Fund designates the maximum amount allowable, but not less than 91.3%, of the ordinary dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code and the maximum amount allowable, but not less than 33.9%, of ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code. In addition, the Fund designates $779,509 of the long term capital gain distributions paid during the year or the maximum amount allowable but not less than the aforementioned amount as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2011, Global Alternative Energy designates $.28 per share as income derived from foreign sources and $.01 per share as foreign taxes paid.

Additional information will be provided to shareholders in January 2012 for use in preparing 2011 income tax returns.

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GLOBAL ALTERNATIVE ENERGY FUND
FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30,
CLASS A SHARES	2011 (z)	2010	2009	(z)
Net asset value, beginning	$8.22	$10.45	$12.35
Income from investment operations:
Net investment income (loss)	.10	(.07)	(.02)
Net realized and unrealized gain (loss)	(2.84)	(2.16)	(1.88)
Total from investment operations	(2.74)	(2.23)	(1.90)
Total increase (decrease) in net asset value	(2.74)	(2.23)	(1.90)
Net asset value, ending	$5.48	$8.22	$10.45

Total return*	(33.33%)	(21.34%)	(15.38%)
Ratios to average net assets:A
Net investment income (loss)	1.28%	(.69%)	(.25%)
Total expenses	2.30%	2.29%	2.37%
Expenses before offsets	1.85%	1.85%	1.85%
Net expenses	1.85%	1.85%	1.85%
Portfolio turnover	65%	73%	61%
Net assets, ending (in thousands)	$76,921	$145,314	$198,077

		Periods ended
		September 30,	September 30,
CLASS A SHARES		2008 (z)	2007	^ (z)
Net asset value, beginning		$16.35	$15.00
Income from investment operations:
Net investment income (loss)		(.15)	(.05)
Net realized and unrealized gain (loss)		(3.85)	1.40
Total from investment operations		(4.00)	1.35
Total increase (decrease) in net asset value		(4.00)	1.35
Net asset value, ending		$12.35	$16.35

Total return*		(24.46%)	9.00%
Ratios to average net assets:A
Net investment income (loss)		(.89%)	(1.04	%) (a)
Total expenses		2.23%	4.94	% (a)
Expenses before offsets		1.86%	1.88	% (a)
Net expenses		1.85%	1.85	% (a)
Portfolio turnover		54%	2%
Net assets, ending (in thousands)		$173,942	$27,537

See notes to financial highlights.

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GLOBAL ALTERNATIVE ENERGY FUND
FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30,
CLASS C SHARES	2011 (z)	2010	2009	(z)
Net asset value, beginning	$7.99	$10.26	$12.23
Income from investment operations:
Net investment income (loss)	.02	(.15)	(.10)
Net realized and unrealized gain (loss)	(2.73)	(2.12)	(1.87)
Total from investment operations	(2.71)	(2.27)	(1.97)
Total increase (decrease) in net asset value	(2.71)	(2.27)	(1.97)
Net asset value, ending	$5.28	$7.99	$10.26

Total return*	(33.92%)	(22.12%)	(16.11%)
Ratios to average net assets:A
Net investment income (loss)	.28%	(1.68%)	(1.24%)
Total expenses	3.10%	3.10%	3.20%
Expenses before offsets	2.85%	2.85%	2.85%
Net expenses	2.85%	2.85%	2.85%
Portfolio turnover	65%	73%	61%
Net assets, ending (in thousands)	$18,300	$33,191	$42,224

		Periods ended
		September 30,	September 30,
CLASS C SHARES		2008 (z)	2007	^^ (z)
Net asset value, beginning		$16.36	$15.66
Income from investment operations:
Net investment income (loss)		(.30)	(.05)
Net realized and unrealized gain (loss)		(3.83)	.75
Total from investment operations		(4.13)	.70
Total increase (decrease) in net asset value		(4.13)	.70
Net asset value, ending		$12.23	$16.36

Total return*		(25.24%)	4.47%
Ratios to average net assets:A
Net investment income (loss)		(1.86%)	(2.23	%) (a)
Total expenses		2.98%	7.70	% (a)
Expenses before offsets		2.86%	2.88	% (a)
Net expenses		2.85%	2.85	% (a)
Portfolio turnover		54%	1%
Net assets, ending (in thousands)		$36,348	$1,515

See notes to financial highlights.

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GLOBAL ALTERNATIVE ENERGY FUND
FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30,
CLASS I SHARES	2011 (z)	2010	2009	(z)
Net asset value, beginning	$8.34	$10.56	$12.40
Income from investment operations:
Net investment income (loss)	.17	(.02)	.02
Net realized and unrealized gain (loss)	(2.92)	(2.20)	(1.86)
Total from investment operations	(2.75)	(2.22)	(1.84)
Total increase (decrease) in net asset value	(2.75)	(2.22)	(1.84)
Net asset value, ending	$5.59	$8.34	$10.56

Total return*	(32.97%)	(21.02%)	(14.84%)
Ratios to average net assets:A
Net investment income (loss)	2.00%	(.25%)	.23%
Total expenses	1.51%	1.55%	1.55%
Expenses before offsets	1.40%	1.40%	1.40%
Net expenses	1.40%	1.40%	1.40%
Portfolio turnover	65%	73%	61%
Net assets, ending (in thousands)	$4,916	$9,057	$10,658

		Periods ended
		September 30,	September 30,
CLASS I SHARES		2008 (z)	2007	^ (z)
Net asset value, beginning		$16.37	$15.00
Income from investment operations:
Net investment income (loss)		(.09)	(.03)
Net realized and unrealized gain (loss)		(3.88)	1.40
Total from investment operations		(3.97)	1.37
Total increase (decrease) in net asset value		(3.97)	1.37
Net asset value, ending		$12.40	$16.37

Total return*		(24.25%)	9.13%
Ratios to average net assets:A
Net investment income (loss)		(.53%)	(.68	%) (a)
Total expenses		1.76%	5.02	% (a)
Expenses before offsets		1.41%	1.43	% (a)
Net expenses		1.40%	1.40	% (a)
Portfolio turnover		54%	2%
Net assets, ending (in thousands)		$5,824	$3,080

See notes to financial highlights.

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GLOBAL ALTERNATIVE ENERGY FUND FINANCIAL HIGHLIGHTS
	Period ended
	September 30,
CLASS Y SHARES	2011	^^^^ (z)
Net asset value, beginning	$7.70
Income from investment operations:
Net investment income (loss)	(.01)
Net realized and unrealized gain (loss)	(2.20)
Total from investment operations	(2.21)
Distributions from:
Net investment income	—
Net realized gain	—
Total distributions	—
Total increase (decrease) in net asset value	(2.21)
Net asset value, ending	$5.49
Total return*	(28.70%)
Ratios to average net assets:A
Net investment income	(.92	%) (a)
Total expenses	873.73	% (a)
Expenses before offsets	1.60	% (a)
Net expenses	1.60	% (a)
Portfolio turnover***	65%
Net assets, ending (in thousands)	$9

See notes to financial highlights.

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GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,
CLASS A SHARES	2011 (z)	2010 (z)
Net asset value, beginning	$15.40	$14.85
Income from investment operations:
Net investment income	.06	.02
Net realized and unrealized gain (loss)	(.69)	.79
Total from investment operations	(.63)	.81
Distributions from:
Net investment income	(.02)	(.03)
Net realized gain	(.46)	(.23)
Total distributions	(.48)	(.26)
Total increase (decrease) in net asset value	(1.11)	.55
Net asset value, ending	$14.29	$15.40

Total return*	(4.38%)	5.50%
Ratios to average net assets:A
Net investment income	.36%	16%
Total expenses	2.32%	2.69%
Expenses before offsets	1.85%	1.85%
Net expenses	1.85%	1.85%
Portfolio turnover	125%	61%
Net assets, ending (in thousands)	$39,535	$35,401

	Periods ended
	September 30,	September 30,
CLASS A SHARES	2009 (z)	2008 ^^^
Net asset value, beginning	$15.00	$15.00
Income from investment operations:
Net investment income	.11	—
Net realized and unrealized gain (loss)	(.26)	—
Total from investment operations	(.15)	—
Distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Total increase (decrease) in net asset value	(.15)	—
Net asset value, ending	$14.85	$15.00

Total return*	(1.00%)	—
Ratios to average net assets:A
Net investment income	.87%	—
Total expenses	5.78%	—
Expenses before offsets	1.99%	—
Net expenses	1.85%	—
Portfolio turnover	58%	—
Net assets, ending (in thousands)	$9,365	$1,000

See notes to financial highlights.

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GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,
CLASS C SHARES	2011 (z)	2010 (z)
Net asset value, beginning	$15.12	$14.70
Income from investment operations:
Net investment income (loss)	(.10)	(.13)
Net realized and unrealized gain (loss)	(.66)	.79
Total from investment operations	(.76)	.66
Distributions from:
Net investment income	—	(.01)
Net realized gain	(.46)	(.23)
Total distributions	(.46)	(.24)
Total increase (decrease) in net asset value	(1.22)	.42
Net asset value, ending	$13.90	$15.12

Total return*	(5.33%)	4.51%
Ratios to average net assets:A
Net investment income (loss)	(.60%)	(.90%)
Total expenses	3.26%	3.96%
Expenses before offsets	2.85%	2.85%
Net expenses	2.85%	2.85%
Portfolio turnover	125%	61%
Net assets, ending (in thousands)	$5,537	$3,202

	Periods ended
	September 30,	September 30,
CLASS C SHARES	2009 (z)	2008 ^^^
Net asset value, beginning	$15.00	$15.00
Income from investment operations:
Net investment income	**	—
Net realized and unrealized gain (loss)	(.30)	—
Total from investment operations	(.30)	—
Distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Total increase (decrease) in net asset value	(.30)	—
Net asset value, ending	$14.70	$15.00

Total return*	(2.00%)	—
Ratios to average net assets:A
Net investment income	.03%	—
Total expenses	11.38%	—
Expenses before offsets	2.99%	—
Net expenses	2.85%	—
Portfolio turnover	58%	—
Net assets, ending (in thousands)	$915	$1

See notes to financial highlights.

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GLOBAL WATER FUND FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,
CLASS Y SHARES	2011 (z)	2010 (z)
Net asset value, beginning	$15.44	$14.83
Income from investment operations:
Net investment income	.12	.09
Net realized and unrealized gain (loss)	(.71)	.77
Total from investment operations	(.59)	.86
Distributions from:
Net investment income	(.11)	(.02)
Net realized gain	(.46)	(.23)
Total distributions	(.57)	(.25)
Total increase (decrease) in net asset value	(1.16)	.61
Net asset value, ending	$14.28	$15.44

Total return*	(4.22%)	5.84%
Ratios to average net assets:A
Net investment income	.76%	.61%
Total expenses	2.56%	8.03%
Expenses before offsets	1.60%	1.60%
Net expenses	1.60%	1.60%
Portfolio turnover	125%	61%
Net assets, ending (in thousands)	$2,934	$345

	Periods ended
	September 30,	September 30,
CLASS Y SHARES	2009 (z)	2008 ^^^
Net asset value, beginning	$15.00	$15.00
Income from investment operations:
Net investment income	.08	—
Net realized and unrealized gain (loss)	(.25)	—
Total from investment operations	(.17)	—
Distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Total increase (decrease) in net asset value	(.17)	—
Net asset value, ending	$14.83	$15.00

Total return*	(1.13%)	—
Ratios to average net assets:A
Net investment income	.60%	—
Total expenses	145.92%	—
Expenses before offsets	1.74%	—
Net expenses	1.60%	—
Portfolio turnover	58%	—
Net assets, ending (in thousands)	$31	$1

See notes to financial highlights.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 44

A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)	Annualized.
(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
**	Less than $.01 per share.
***	Portfolio turnover is not annualized for periods less than one year.
^	From May 31, 2007, inception.
^^	From July 31, 2007, inception.
^^^	From September 30, 2008, inception.
^^^^	From July 29, 2011, inception.

See notes to financial statements.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 45

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations), or, for International and Global funds, by country, and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (UNAUDITED) 46

incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (UNAUDITED) 47

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that each Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (UNAUDITED) 48

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DIRECTOR AND OFFICER INFORMATION TABLE

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 62	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First People’s Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People’s Worldwide is the only American Indian alternative development institute in the country.	15	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 63	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	25	None
JOHN G. GUFFEY, JR. AGE: 63	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	25	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 48	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	15	• Bridgeway Funds (14)
JOY V. JONES AGE: 61	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney.	15	• Director, Conduit Street Restaurants Limited
TERRENCE J. MOLLNER, Ed.D. AGE: 66	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider in Amherst, MA.	15	• Calvert Social Investment Foundation • Ben & Jerry's Homemade, Inc. • ArtNOW, Inc. • Yourolivebranch.org
SYDNEY AMARA MORRIS AGE: 62	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	15	None

INTERESTED TRUSTEES/DIRECTORS

BARBARA J. KRUMSIEK AGE: 59

Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact		President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
D. Wayne Silby, Esq.

AGE: 63

Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact		Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	25	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Studio School Fund • Syntao.com China • The Ice Organization • Impact Assets
OFFICERS

KAREN BECKER

Age: 58	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 52	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS DAILEY AGE: 47	Vice President	2004	Vice President of Calvert Investment Management, Inc.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004	Electronic Filing Manager and Executive Assistant to General Counsel, Calvert Investments, Inc.
GREGORY B. HABEEB AGE: 61	Vice President (CSIF and CSIS )	2004	Senior Vice President of Calvert Investment Management, Inc.
HUI PING HO, CPA AGE: 46	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 54	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL, Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 55	Vice President	2004	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer – Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 43	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. WolfsheimeRCPA AGE: 59	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS, JR., CPA AGE: 50	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent com- pany of the Fund’s advisor.

Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

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To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
SOLUTION	FAMILY OF FUNDS	Enhanced Equity Portfolio
STRATEGIES		Equity Portfolio
FUND	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper, III, an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 9/30/10		Fiscal Year ended 9/30/11

	$	%*	$	% *

(a) Audit Fees	$82,445		$52,525
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$14,988	0%	$11,425	0%
(d) All Other Fees	$0	0%	$0	0%
Total	$97,433	0%	$63,950	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/10		Fiscal Year ended 9/30/11

$	%*	$	% *

$11,000	0%*	$42,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)    This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report  that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   A copy of the Registrant’s Code of Ethics.

            Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT IMPACT FUND, INC.

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: December 6, 2011

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: December 6, 2011

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: December 6, 2011